UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05235

Nuveen California Municipal Value Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 29

Date of reporting period: August 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 August 2020

Nuveen Municipal Closed-End Funds

NCA	Nuveen California Municipal Value Fund, Inc.
NCB	Nuveen California Municipal Value Fund 2
NKX	Nuveen California AMT-Free Quality Municipal Income Fund
NAC	Nuveen California Quality Municipal Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED MAY LOSE
VALUE NO BANK GUARANTEE

Chair’s Letter
to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout.
A renewed increase in COVID-19 cases in some areas, including an outbreak affecting President Trump and White House staffers and contacts, showed that controlling the spread of the novel coronavirus remains an ongoing public health concern as economies reopen and social activities resume. In the meantime, medical knowledge is improving and some areas have been able to implement much narrower restrictions when infection clusters have recurred. This has helped an economic recovery gain traction, with a significant recovery in jobs, consumer spending, manufacturing and other indicators from their weakest levels. Additionally, progress toward a vaccine and treatments has been promising, while the timeline is unknown. Markets have recently taken an optimistic view, but the path of the economy from here and the upcoming U.S. presidential election are increasingly in the forefront.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, has provided direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to $1.6 trillion from $882 billion and extended its duration to June 2021.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
October 23, 2020

Portfolio Manager’s Comments

Nuveen California Quality Municipal Income Fund, Inc. (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Nuveen California AMT-Free Municipal Income Fund (NKX)
Nuveen California Dividend Advantage Municipal Fund (NAC)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio manager Scott R. Romans, PhD, reviews key investment strategies and the six-month performance of these Nuveen California Municipal Funds. Scott has managed NCA, NKX and NAC since 2003 and NCB since its inception in 2009.
During August 2020, the Nuveen California Municipal Value Fund 2 (NCB) was approved for merger into Nuveen California Municipal Value Fund, Inc. (NCA) by the Funds’ Board of Trustees. The merger is pending shareholder approval.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
Slowing COVID-19 coronavirus infection rates around the world encouraged authorities to loosen restrictions on business and social activity in recent months. While economic indicators have improved considerably from the depths of the shutdown, some regions, including the U.S. and Europe, have seen an uptick in infection rates after reopening, which prompted tightening coronavirus restrictions in some areas. Additionally, certain government programs supporting businesses and workers are expiring with little clarity on extensions or replacement options. Amid these challenges, the pace of recovery appeared to be moderating, and short-term market volatility has picked up again.
The initial market response was severe, but the responses from central banks and governments to ease the strain on financial systems, businesses and individuals, as well as positive vaccine news, have helped markets bounce back from the depths of the crisis. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.
While most markets have recovered most of their losses, volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or vaccines). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.
What key strategies were used to manage these Funds during the six-month reporting period ended August 31, 2020?
Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of NKX the alternative minimum tax (“AMT”) applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and California’s personal income tax. Each Fund may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from California’s income tax if, in the Sub-Adviser’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. To the extent that the Funds invest in bonds of municipal issuers located in other states, each Fund may have income that is not exempt from state personal income tax. For NCA and NCB, each Fund’s use of tender option bonds to more efficiently implement its investment strategy may create up to 10% effective leverage.
During the six-month reporting period, the municipal bond market endured a liquidity-driven sell-off followed by an uneven recovery across the credit quality spectrum. With the Federal Reserve (Fed) providing a backstop, the highest credit quality segments of the market snapped back relatively quickly. However, the turnaround in lower rated municipal credits and sectors was slower to materialize amid macroeconomic uncertainty and a broader reevaluation of municipal credit risk.
As the economic shock caused by coronavirus containment measures was becoming apparent in March 2020, financial markets including U.S. municipal bonds responded dramatically. Interest rate volatility spiked, municipal bond prices severely dislocated from Treasury bond prices and municipal credit spreads widened to levels significantly above the long-term average. Quick intervention from the Fed to inject liquidity into the financial system and bolster confidence in the credit markets brought stability, supporting a rebound in the high grade segments of the municipal bond market. Lower rated, higher yielding municipal bonds, however, were slower to rebound, as these credits are more typically found in sectors more affected by the coronavirus, including transportation, lodging, convention centers, hospitals, senior living facilities and higher education.
Despite the elevated volatility in March and April 2020, interest rates ended the six-month reporting period down slightly from the beginning of the reporting period. A sharper fall in short-term rates, driven by the Fed moving its benchmark target rate to zero, steepened the yield curve. Demand for municipal bonds began to recover, with investor inflows resuming a positive trend after the March-April 2020 sell-off, including in high yield municipal bonds. Issuance also approached more normal levels by the end of the reporting period. Notably, taxable municipal bonds’ share of issuance has risen meaningfully over the past year, which has increased the scarcity value of tax-exempt municipal bonds. Supply-demand conditions have therefore remained favorable for municipal bonds, helping credit spreads to narrow from the widest levels seen during the pandemic-induced volatility. At the state level, the California municipal market outperformed the national market, as measured by the S&P Municipal Bond California Index and S&P Municipal Bond Index, respectively.
We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds’ investment objectives. In the beginning weeks of the reporting period, our buying continued along the same lines as the previous six months. Given a lack of attractive longer-term opportunities amid very low rates and tight credit spreads in early March 2020, we kept the Funds fully invested by purchasing high grade bonds to serve as temporary placeholders.
The COVID-19 crisis related sell-off over the remainder of March and into April 2020 drove interest rates higher and credit spreads wider, allowing us to take advantage of the higher yields and more attractive relative value opportunities now on offer in the marketplace. We rotated out of the high grade, lower yielding “placeholder” positions into longer-term positions in lower rated, higher yielding bonds. We also sought to capture tax efficiencies and enhance the Funds’ income distribution capabilities by selling depreciated bonds with lower embedded yields and buying similar structures offering higher embedded yields. During this reporting period, the Funds bought credits issued for tobacco, housing, airports and airport-related, health care, land secured projects, charter schools and Puerto Rico. We funded these buys using the proceeds from called and maturing bonds, as well as the aforementioned selling of high grade paper.
As of August 31, 2020, NKX and NAC continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the six-month reporting period ended August 31, 2020?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year and ten-year periods ended August 31, 2020. Each Fund’s returns on common share net asset value (NAV) are compared with the performance of corresponding market indexes.
For the six months ended August 31, 2020, the total returns at common share NAV for all four Funds underperformed the returns for the S&P Municipal Bond California Index and the national S&P Municipal Bond Index.
The Funds’ duration and yield curve positioning was disadvantageous during this reporting period. Our emphasis on longer duration bonds, which offer comparatively higher yields, was a headwind to performance as longer duration bonds underperformed shorter duration bonds during this reporting period.
Credit quality allocations also detracted from performance. The Funds’ exposure to lower rated, higher yielding debt underper-formed the market during this reporting period, particularly among bonds rated BBB and lower. Most of the underperformance in the lower rated segments occurred in the March-April 2020 sell-off, and while credit spread recovery continued over the subsequent months, spreads were still wide of pre-pandemic levels at the close of this reporting period.

Portfolio Manager’s Comments (continued)
On a sector basis, the best performing areas were those composed of predominantly high quality bonds such as pre-refunded and state general obligations (GOs). The utilities sector performed well because of its perception as a relatively defensive sector that is less vulnerable to coronavirus-related impacts. Tobacco securitization bonds also outperformed during this reporting period. Not surprisingly, the weakest performing sectors were those with greater COVID-19 crisis risks and/or more exposure to lower rated bonds. The health care sector underperformed. Hospital profit margins were under pressure from the higher costs associated with treating COVID-19 patients along with the loss of revenues from the cancellation of elective procedures, and senior living facilities faced uncertainty due to their high risk population. Declining travel and commuting trends, along with the potential for super-spreader events, hampered the outlook for the transportation sector. The housing and higher education sectors also lagged.
We note that NCB underperformed NCA due to NCB’s higher allocation to lower rated bonds and, to a lesser extent, its slightly longer duration than NCA. NAC’s underperformance relative to NKX was attributable to NAC’s greater exposure to lower rated bonds, which was somewhat offset by NAC’s more favorable duration positioning. Because NKX does not invest in alternative minimum tax (AMT) bonds, which are predominantly issued in lower rated sectors such as airports and industrial development revenue/pollution control revenue (especially resource recovery), the Fund was less exposed to the underperformance of those sectors. In addition, the use of regulatory leverage was a factor affecting the performance of NKX and NAC. NCA and NCB do not use regulatory leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
Leverage from issuance of preferred shares had a negative impact on the performance of NKX and NAC over the reporting period. The use of leverage through inverse floating rate securities had a negligible impact on the performance of NKX and NAC over the reporting period.
As of August 31, 2020, the Funds’ percentages of leverage are as shown in the accompanying table.

	NCA	NCB	NKX	NAC
Effective Leverage*	0.00%	0.00%	37.00%	36.33%
Regulatory Leverage*	0.00%	0.00%	35.34%	35.44%

*  Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Fund Leverage (continued)
THE FUNDS’ REGULATORY LEVERAGE
As of August 31, 2020, the following Funds have issued and outstanding preferred shares as shown in the accompanying table. As mentioned previously, NCA and NCB do not use regulatory leverage.

	Variable Rate	Variable Rate
	Preferred*	Remarketed Preferred**
	Shares	Shares
	Issued at	Issued at
	Liquidation	Liquidation
	Preference	Preference	Total
NKX	$—	$432,600,000	$432,600,000
NAC	$638,900,000	$638,700,000	$1,277,600,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP- VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, for further details.

Refer to Notes to Financial Statements, Note 5 — Fund Shares, for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of August 31, 2020. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NCA	NCB	NKX	NAC
March 2020	$0.0265	$0.0345	$0.0515	$0.0520
April	0.0265	0.0345	0.0515	0.0520
May	0.0265	0.0345	0.0515	0.0520
June	0.0265	0.0345	0.0545	0.0520
July	0.0265	0.0345	0.0545	0.0520
August 2020	0.0265	0.0345	0.0545	0.0520
Total Distributions from Net Investment Income	$0.1590	$0.2070	$0.3180	$0.3120

Yields
Market Yield*	3.01%	2.69%	4.25%	4.26%
Taxable-Equivalent Yield*	6.55%	5.84%	9.20%	9.26%

*  Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 54.1%. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-endfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

Common Share Information (continued)
COMMON SHARE EQUITY SHELF PROGRAM
During the current reporting period, NKX was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (“Shelf Offering”). Under this program NKX, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. Under the Shelf Offering, NKX was authorized to issue additional shares as shown in the accompanying table.

NKX
Additional authorized common shares	4,100,000*

*  Represents additional authorized common shares for the period July 10, 2020 through August 31, 2020.
During the current reporting period, NKX did not sell common shares through its shelf program.
Refer to the Notes to Financial Statements, Note 5 – Fund Shares for further details of Shelf Offering and the Fund’s transactions.
COMMON SHARE REPURCHASES
During August 2020, the Funds’ Board of Directors/Trustees reauthorized an open–market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of August 31, 2020, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NCA	NCB	NKX	NAC
Common shares cumulatively repurchased and retired	–	–	230,000	370,000
Common shares authorized for repurchase	2,805,000	330,000	4,750,000	14,470,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of August 31, 2020, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NCA	NCB	NKX	NAC
Common share NAV	$10.77	$16.45	$16.66	$16.08
Common share price	$10.58	$15.41	$15.40	$14.64
Premium/(Discount) to NAV	(1.76)%	(6.32)%	(7.56)%	(8.96)%
6-month average premium/(discount) to NAV	(4.66)%	(10.24)%	(9.68)%	(9.93)%

Risk Considerations
Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NCA and www.nuveen.com/NCB.
Nuveen California AMT-Free Quality Municipal Income Fund (NKX)
Nuveen California Quality Municipal Income Fund (NAC)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NKX and www.nuveen.com/NAC.

NCA	Nuveen California Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of
August 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2020
	Cumulative	Average Annual
	6-Months	1-Year	5-Year	10-Year
NCA at Common Share NAV	(1.06)%	2.75%	4.56%	5.19%
NCA at Common Share Price	2.83%	3.02%	4.17%	5.39%
S&P Municipal Bond California Index	0.34%	3.25%	4.04%	4.53%
S&P Municipal Bond Index	0.29%	3.15%	3.95%	4.03%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.2%
Other Assets Less Liabilities	1.8%
Net Assets	100%

States and Territories
(% of total municipal bonds)
California	97.7%
Puerto Rico	1.9%
Virgin Islands	0.4%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	26.4%
Transportation	19.5%
Water and Sewer	15.6%
Tax Obligation/Limited	12.8%
Health Care	7.7%
Utilities	6.8%
U.S. Guaranteed	4.6%
Other	6.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	4.2%
AAA	15.5%
AA	47.5%
A	16.5%
BBB	5.4%
BB or Lower	5.8%
N/R (not rated)	5.1%
Total	100%

NCB	Nuveen California Municipal Value Fund 2
Performance Overview and Holding Summaries as of
August 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2020
	Cumulative	Average Annual
	6-Months	1-Year	5-Year	10-Year
NCB at Common Share NAV	(1.35)%	2.41%	4.22%	5.12%
NCB at Common Share Price	(0.46)%	(6.76)%	3.76%	5.04%
S&P Municipal Bond California Index	0.34%	3.25%	4.04%	4.53%
S&P Municipal Bond Index	0.29%	3.15%	3.95%	4.03%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	89.4%
Short-Term Municipal Bonds	2.2%
Other Assets Less Liabilities	8.4%
Net Assets	100%

States and Territories
(% of total municipal bonds)
California	98.0%
Puerto Rico	2.0%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	21.1%
Transportation	19.4%
Utilities	15.2%
Water and Sewer	9.9%
Health Care	8.8%
Tax Obligation/Limited	8.6%
Consumer Staples	5.0%
U.S. Guaranteed	4.6%
Other	7.4%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	4.6%
AAA	10.3%
AA	44.1%
A	19.8%
BBB	8.3%
BB or Lower	5.9%
N/R (not rated)	7.0%
Total	100%

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Performance Overview and Holding Summaries as of
August 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2020
	Cumulative	Average Annual
	6-Months	1-Year	5-Year	10-Year
NKX at Common Share NAV	(1.62)%	3.65%	6.05%	6.75%
NKX at Common Share Price	1.32%	3.97%	6.71%	6.63%
S&P Municipal Bond California Index	0.34%	3.25%	4.04%	4.53%
S&P Municipal Bond Index	0.29%	3.15%	3.95%	4.03%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	155.7%
Other Assets Less Liabilities	1.3%
Net Assets Plus Floating Rate
Obligations, MFP Shares, net of
deferred offering costs & VRDP Shares,
net of deferred offering costs	157.0%
Floating Rate Obligations	(2.6)%
MFP Shares, net of deferred offering costs	(17.7)%
VRDP Shares, net of deferred offering costs	(36.7)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
California	96.2%
Puerto Rico	2.3%
Guam	1.0%
Virgin Islands	0.4%
New York	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	22.8%
Tax Obligation/Limited	22.2%
Water and Sewer	14.1%
Health Care	10.0%
Transportation	9.1%
U.S. Guaranteed	6.2%
Utilities	5.9%
Other	9.7%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	6.1%
AAA	6.7%
AA	56.7%
A	12.6%
BBB	3.8%
BB or Lower	5.1%
N/R (not rated)	9.0%
Total	100%

NAC	Nuveen California Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
August 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2020
	Cumulative	Average Annual
	6-Months	1-Year	5-Year	10-Year
NAC at Common Share NAV	(1.83)%	2.40%	5.57%	6.69%
NAC at Common Share Price	(0.83)%	(0.79)%	5.51%	6.13%
S&P Municipal Bond California Index	0.34%	3.25%	4.04%	4.53%
S&P Municipal Bond Index	0.29%	3.15%	3.95%	4.03%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	154.7%
Other Assets Less Liabilities	0.9%
Net Assets Plus Floating Rate
Obligations, MFP Shares, net of
deferred offering costs & VRDP
Shares, net of deferred offering costs	155.6%
Floating Rate Obligations	(0.9)%
MFP Shares, net of deferred offering costs	(13.7)%
VRDP Shares, net of deferred offering costs (41.0)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
California	97.3%
Puerto Rico	2.1%
Guam	0.6%
Virgin Islands	0.0%*
New York	0.0%*
Total	100%
* Rounds to less than 0.1%

Portfolio Composition
(% of total investments)
Tax Obligation/General	21.9%
Tax Obligation/Limited	16.7%
Transportation	14.7%
Health Care	10.0%
Utilities	9.6%
Water and Sewer	9.2%
U.S. Guaranteed	8.2%
Other	9.7%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	6.9%
AAA	6.9%
AA	44.7%
A	16.7%
BBB	6.2%
BB or Lower	7.2%
N/R (not rated)	11.4%
Total	100%

NCA	Nuveen California Municipal Value Fund, Inc. Portfolio of Investments August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 98.2% (100.0% of Total Investments)
	Consumer Staples – 3.7% (3.7% of Total Investments)
$ 60	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	$ 67,465
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
3,570	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	3,700,555
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
2,450	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	2,526,954
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
3,895	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds,	10/20 at 31.43	N/R	1,218,862
	Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/41
3,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	9/20 at 100.00	B–	3,520,440
	Bonds, Series 2005A-1, 5.500%, 6/01/45
13,475	Total Consumer Staples			11,034,276
	Education and Civic Organizations – 0.9% (0.9% of Total Investments)
450	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	489,456
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
185	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	204,887
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
1,165	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	1,307,270
	College-Ready Public Schools Project, Series 2016C, 5.250%, 7/01/52
690	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	781,508
2,490	Total Education and Civic Organizations			2,783,121
	Health Care – 7.6% (7.7% of Total Investments)
285	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	8/25 at 100.00	A+	330,095
	Health, Refunding Series 2015A, 5.000%, 8/15/43
1,950	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	A+	2,294,448
	Health, Refunding Series 2016B, 5.000%, 11/15/46
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Series 2018A:
1,200	5.000%, 11/15/34	11/27 at 100.00	A+	1,483,788
2,950	5.000%, 11/15/48	11/27 at 100.00	A+	3,544,248
555	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	618,670
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
200	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	226,738
	Services, Refunding Series 2014A, 5.000%, 10/01/38
690	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	779,038
	Services, Series 2014B, 5.000%, 10/01/44
	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s
	Hospital – San Diego, Series 2011:
560	5.000%, 8/15/31	8/21 at 100.00	AA	582,053
670	5.250%, 8/15/41	8/21 at 100.00	AA	695,205
100	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	113,563
	Refunding Series 2017A, 5.000%, 7/01/42
400	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	440,788
	2017A, 5.250%, 11/01/47
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
2,390	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	2,592,983
2,625	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	2,826,679

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	$ 1,088,390
	Linda University Medical Center, Series 2018A, 5.250%, 12/01/48, 144A
2,625	California Statewide Communities Development Authority, Revenue Bonds, Kaiser	4/22 at 100.00	AA–	2,764,729
	Permanente, Series 2012A, 5.000%, 4/01/42
620	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health	No Opt. Call	AA–	627,037
	System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured
1,750	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	1,842,382
	2011, 7.500%, 12/01/41
20,570	Total Health Care			22,850,834
	Housing/Multifamily – 1.9% (2.0% of Total Investments)
1,115	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel	4/29 at 100.00	N/R	1,252,067
	Apartments, Series 2019A, 5.000%, 4/01/49, 144A
1,945	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	2,149,550
	2019-2, 4.000%, 3/20/33
286	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A	No Opt. Call	BBB+	322,360
	Series2019-1, 4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
65	5.250%, 8/15/39	8/24 at 100.00	BBB+	71,791
175	5.250%, 8/15/49	8/24 at 100.00	BBB+	191,758
1,060	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	BBB	1,119,180
	Series 2012A, 5.500%, 8/15/47
770	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak	10/20 at 100.00	N/R	771,571
	Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28
5,416	Total Housing/Multifamily			5,878,277
	Tax Obligation/General – 25.9% (26.4% of Total Investments)
4,000	Anaheim Union High School District, Orange County, California, General Obligation Bonds,	8/27 at 100.00	AAA	4,219,960
	2014 Election Series 2019, 3.000%, 8/01/40
1,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2013,	2/23 at 100.00	Aa2	1,108,210
	5.000%, 2/01/29
3,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015,	8/25 at 100.00	Aa2	3,622,620
	5.000%, 8/01/34
	California State, General Obligation Bonds, Various Purpose Series 2013:
2,500	5.000%, 4/01/37	4/23 at 100.00	Aa2	2,777,100
2,500	5.000%, 2/01/43	2/23 at 100.00	Aa2	2,755,875
2,240	5.000%, 11/01/43	11/23 at 100.00	Aa2	2,537,158
	California State, General Obligation Bonds, Various Purpose Series 2014:
5,000	5.000%, 5/01/32	5/24 at 100.00	Aa2	5,801,150
1,970	5.000%, 10/01/39	10/24 at 100.00	Aa2	2,298,832
2,000	California State, General Obligation Bonds, Various Purpose Series 2018, 5.000%, 10/01/47	4/26 at 100.00	Aa2	2,411,480
4,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation	1/28 at 100.00	AA+	5,037,280
	Bonds, Election 2008 Series 2018B-1, 5.000%, 7/01/38
3,000	Mount San Jacinto Community College District, Riverside County, California, General	8/28 at 100.00	Aa1	3,485,340
	Obligation Bonds, Election 2014, Series 2018B, 4.000%, 8/01/43
290	Oceanside Unified School District, San Diego County, California, General Obligation	10/20 at 13.75	AA	39,887
	Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 – AGM Insured
2,000	Pittsburg Unified School District Financing Authority, Contra Costa County, California,	9/28 at 100.00	AA	2,501,800
	General Obligation Bonds, Pittsburg Unified School District Bond Program, Series 2019,
	5.000%, 9/01/47 – AGM Insured
5,000	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	6,357,400
	Election 2014 Series 2018B, 5.000%, 9/01/45
11,875	San Mateo Union High School District, San Mateo County, California, General Obligation	9/36 at 100.00	Aaa	13,287,294
	Bonds, Election 2010 Series 2011A, 0.000%, 9/01/41 (4)

NCA	Nuveen California Municipal Value Fund, Inc. Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 19,860	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	$ 20,201,195
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (4)
70,235	Total Tax Obligation/General			78,442,581
	Tax Obligation/Limited – 12.6% (12.8% of Total Investments)
1,000	Artesia Redevelopment Agency, California, Tax Allocation Revenue Bonds, Artesia	10/20 at 100.00	BBB+	1,002,370
	Redevelopment Project Area, Series 2007, 5.375%, 6/01/27
	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project
	Area, Series 2003:
1,895	5.500%, 10/01/23 – RAAI Insured	10/20 at 100.00	AA	1,902,713
1,000	5.625%, 10/01/33 – RAAI Insured	10/20 at 100.00	AA	1,003,390
1,175	California Infrastructure and Economic Development Bank, Lease Revenue Bonds, California	8/29 at 100.00	AA	1,520,838
	State Teachers Retirement System Headquarters Expansion, Green Bond-Climate Bond Certified
	Series 2019, 5.000%, 8/01/38
1,500	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/23 at 100.00	Aa3	1,701,420
	Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33
1,250	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/24 at 100.00	Aa3	1,450,537
	Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39
3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/22 at 100.00	Aa3	3,272,640
	Series 2012G, 5.000%, 11/01/37
3,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales	6/26 at 100.00	AAA	3,672,030
	Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38
1,150	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	1,437,396
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/39
3,520	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	8/22 at 100.00	AA+	3,774,320
	Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42
1,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	12/29 at 100.00	AA+	1,269,960
	Series 2019E-1, 5.000%, 12/01/44
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
940	5.250%, 9/01/30	9/23 at 100.00	N/R	1,029,723
855	5.750%, 9/01/39	9/23 at 100.00	N/R	933,284
140	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	153,320
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured
	2018A-1:
52	4.500%, 7/01/34	7/25 at 100.00	N/R	55,036
52	4.550%, 7/01/40	7/28 at 100.00	N/R	55,379
3,926	5.000%, 7/01/58	7/28 at 100.00	N/R	4,191,790
80	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	85,410
	Project Area, Series 2011B, 6.500%, 10/01/25
50	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	55,631
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
160	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	170,003
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax	8/26 at 100.00	A	5,862,100
	Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%,
	8/01/41 – NPFG Insured
110	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	4/21 at 100.00	N/R	113,573
	2011, 7.000%, 10/01/26
	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community
	Facility District 99-02, Series 2018A:
1,000	5.000%, 9/01/33	9/25 at 103.00	N/R	1,128,430
765	5.000%, 9/01/43	9/25 at 103.00	N/R	844,315

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 100	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	$ 108,421
	District 16-01, Series 2017, 5.750%, 9/01/32, 144A
155	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series	4/30 at 100.00	A–	192,887
	2020A, 5.000%, 10/01/45
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	1,077,900
	2012A, 5.000%, 10/01/32 – AGM Insured
33,875	Total Tax Obligation/Limited			38,064,816
	Transportation – 19.1% (19.5% of Total Investments)
1,000	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB–	1,144,340
	Series 2018A, 5.000%, 12/31/47 (AMT)
190	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	B+	190,133
	Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)
1,820	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	2,066,992
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
1,945	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	2,150,995
4,010	5.750%, 1/15/46	1/24 at 100.00	A–	4,464,654
1,580	Long Beach, California, Harbor Revenue Bonds, Series 2017C, 5.000%, 5/15/47	5/27 at 100.00	AA	1,874,117
1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	Aa2	1,236,200
	Airport, Refunding Senior Lien Series 2018B, 5.000%, 5/15/32 (AMT)
5,665	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/25 at 100.00	Aa2	6,478,834
	Airport, Senior Lien Series 2015D, 5.000%, 5/15/41 (AMT)
4,610	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	Aa3	5,562,288
	Airport, Subordinate Lien Series 2018A, 5.250%, 5/15/48 (AMT)
1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	Aa3	1,249,560
	Airport, Subordinate Lien Series 2019F, 5.000%, 5/15/34 (AMT)
3,000	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C, 5.000%, 8/01/44	8/24 at 100.00	AA	3,427,410
1,210	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%,	5/22 at 100.00	A+	1,292,776
	5/01/29 (AMT)
2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A1	2,360,780
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
11,750	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A1	13,681,348
	International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46
4,535	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A	5,325,314
	International Airport, Second Series 2017A, 5.000%, 5/01/47 (AMT)
4,465	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/28 at 100.00	A1	5,360,768
	International Airport, Second Series 2018E, 5.000%, 5/01/48
49,780	Total Transportation			57,866,509
	U.S. Guaranteed – 4.5% (4.6% of Total Investments) (5)
150	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	N/R	179,043
	Services, Refunding Series 2014A, 5.000%, 10/01/38 (Pre-refunded 10/01/24)
700	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	N/R	738,871
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46 (Pre-refunded 7/01/21)
360	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage	No Opt. Call	AA+	371,574
	Revenue Bonds, Series 1988, 8.250%, 6/01/21 (AMT) (ETM)
4,010	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	A–	4,784,652
	Refunding Series 2013A, 6.000%, 1/15/53 (Pre-refunded 1/15/24)
370	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A	391,231
	National City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)
140	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A–	149,087
	Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)

NCA	Nuveen California Municipal Value Fund, Inc. Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 2,900	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1	$ 2,927,782
	2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)
440	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	464,178
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
2,220	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family	No Opt. Call	AA+	2,117,658
	Home Mortgage Revenue Bonds, Series 1988A, 0.000%, 9/01/21 (AMT) (ETM)
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	1,076,700
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
65	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A–	66,766
	Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue
	Bonds, Mission Bay South Redevelopment Project, Series 2011D:
65	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	66,791
80	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	82,205
190	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue	9/21 at 100.00	N/R	201,761
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32
	(Pre-refunded 9/01/21)
12,690	Total U.S. Guaranteed			13,618,299
	Utilities – 6.7% (6.8% of Total Investments)
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,
	Poseidon Resources Channelside LP Desalination Project, Series 2012:
2,875	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	BBB	3,000,091
2,675	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	BBB	2,780,181
1,800	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,	No Opt. Call	A+	2,622,042
	Series 2007A, 5.500%, 11/15/37
1,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	Aa2	1,206,730
	Series 2016A, 5.000%, 7/01/40
420	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	Aa2	509,502
	Series 2016B, 5.000%, 7/01/37
3,605	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	Aa2	4,399,831
	Series 2017A, 5.000%, 7/01/42
2,630	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	Aa2	3,253,599
	Series 2017C, 5.000%, 7/01/42
1,890	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/28 at 100.00	Aa2	2,381,627
	Series 2018A, 5.000%, 7/01/38
16,895	Total Utilities			20,153,603
	Water and Sewer – 15.3% (15.6% of Total Investments)
4,240	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/27 at 100.00	AAA	5,242,463
	Water System Revenue Bonds, Green Series 2017A, 5.000%, 6/01/45
2,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch	9/26 at 100.00	AAA	2,428,920
	Water District Series 2016, 5.000%, 3/01/41
6,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/27 at 100.00	AA+	7,357,260
	2017A, 5.000%, 7/01/41
4,475	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/28 at 100.00	AA+	5,555,444
	2018A, 5.000%, 7/01/48
4,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/28 at 100.00	AA+	5,125,120
	2018B, 5.000%, 7/01/38
1,400	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series	6/28 at 100.00	AA	1,785,448
	2018A, 5.000%, 6/01/38
2,355	Mesa Water District, California, Certificates of Participation, Series 2020, 4.000%, 3/15/45	3/30 at 100.00	AAA	2,813,754

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding
	Series 2020C:
$ 2,500	5.000%, 7/01/39	7/30 at 100.00	AAA	$ 3,364,450
1,500	5.000%, 7/01/40	7/30 at 100.00	AAA	2,012,715
270	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	10/20 at 100.00	CC	274,388
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
145	5.500%, 7/01/28	7/22 at 100.00	CC	151,706
535	5.750%, 7/01/37	7/22 at 100.00	CC	557,069
435	6.000%, 7/01/47	7/22 at 100.00	CC	454,031
	San Diego Public Facilities Financing Authority, California, Water Utility Revenue
	Bonds, Refunding Subordinate Lien Series 2016B:
2,335	5.000%, 8/01/32	8/26 at 100.00	Aa3	2,912,072
3,000	5.000%, 8/01/37	8/26 at 100.00	Aa3	3,694,500
2,090	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/27 at 100.00	Aa2	2,682,640
	Bonds, Refunding Green Series 2017D, 5.000%, 11/01/32
37,280	Total Water and Sewer			46,411,980
$ 262,706	Total Long-Term Investments (cost $257,818,521)			297,104,296
	Other Assets Less Liabilities – 1.8%			5,389,277
	Net Asset Applicable to Common Shares – 100%			$ 302,493,573

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
See accompanying notes to financial statements.

NCB	Nuveen California Municipal Value Fund 2 Portfolio of Investments August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 89.4% (97.6% of Total Investments)
	MUNICIPAL BONDS – 89.4% (97.6% of Total Investments)
	Consumer Staples – 4.5% (5.0% of Total Investments)
$ 10	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	$ 11,244
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
1,100	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	1,134,551
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
1,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement	10/20 at 31.43	N/R	312,930
	Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A,
	0.000%, 6/01/41
1,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	9/20 at 100.00	B–	1,005,840
	Bonds, Series 2005A-1, 5.500%, 6/01/45
3,110	Total Consumer Staples			2,464,565
	Education and Civic Organizations – 2.8% (3.0% of Total Investments)
865	California Educational Facilities Authority, Revenue Bonds, University of the Pacific,	10/20 at 100.00	A2	867,941
	Series 2009, 5.500%, 11/01/39
200	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to	8/22 at 100.00	BB	203,520
	Uplift Communities Project, Series 2012A, 5.250%, 8/01/42
100	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	108,768
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
35	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	38,763
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
260	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	291,751
	College-Ready Public Schools Project, Series 2016C, 5.250%, 7/01/52
1,460	Total Education and Civic Organizations			1,510,743
	Health Care – 7.7% (8.4% of Total Investments)
1,090	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	1,225,934
	Angeles, Series 2017A, 5.000%, 8/15/47
70	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	78,030
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
40	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	45,348
	Services, Refunding Series 2014A, 5.000%, 10/01/38
150	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	169,356
	Services, Series 2014B, 5.000%, 10/01/44
20	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	22,713
	Refunding Series 2017A, 5.000%, 7/01/42
100	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	111,309
	2017A, 5.250%, 11/01/41
1,000	California Statewide Communities Development Authority, California, Redlands Community	10/26 at 100.00	A–	1,110,980
	Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/46
150	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	164,026
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/34
785	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	845,312
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
380	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	400,060
	2011, 7.500%, 12/01/41
3,785	Total Health Care			4,173,068

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 2.1% (2.3% of Total Investments)
$ 250	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	$ 283,277
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
352	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	388,341
	2019-2, 4.000%, 3/20/33
54	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A	No Opt. Call	BBB+	61,137
	Series2019-1, 4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
15	5.250%, 8/15/39	8/24 at 100.00	BBB+	16,567
40	5.250%, 8/15/49	8/24 at 100.00	BBB+	43,830
70	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	BBB	73,908
	Series 2012A, 5.500%, 8/15/47
250	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	N/R	268,523
	Series 2012B, 7.250%, 8/15/47
1,031	Total Housing/Multifamily			1,135,583
	Long-Term Care – 1.9% (2.1% of Total Investments)
1,000	California Health Facilities Financing Authority, Insured Revenue Bonds, Community	2/21 at 100.00	AA	1,025,270
	Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26
	Tax Obligation/General – 19.3% (21.1% of Total Investments)
2,100	Carlsbad Unified School District, San Diego County, California, General Obligation	5/24 at 100.00	Aa1	2,531,550
	Bonds, Series 2009B, 6.000%, 5/01/34
	Los Angeles Unified School District, Los Angeles County, California, General Obligation
	Bonds, Election 2008 Series 2018B-1:
1,000	5.000%, 7/01/37	1/28 at 100.00	AA+	1,262,630
1,000	5.250%, 7/01/42	1/28 at 100.00	AA+	1,264,630
195	Oceanside Unified School District, San Diego County, California, General Obligation	10/20 at 13.75	AA	26,821
	Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 – AGM Insured
840	San Benito High School District, San Benito and Santa Clara Counties, California,	8/27 at 100.00	Aa3	1,035,745
	General Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/46
9,000	San Marcos Unified School District, San Diego County, California, General Obligation	No Opt. Call	AA–	3,892,950
	Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51
500	Western Riverside Water & Wastewater Financing Authority, California, Revenue Bonds,	10/20 at 100.00	AA+	502,015
	Western Municipal Water District, Series 2009, 5.625%, 9/01/39 – AGC Insured
14,635	Total Tax Obligation/General			10,516,341
	Tax Obligation/Limited – 7.9% (8.6% of Total Investments)
180	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	Aa3	209,531
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40
1,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales	6/26 at 100.00	AAA	1,224,010
	Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38
1,150	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	1,437,396
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/39
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
210	5.250%, 9/01/30	9/23 at 100.00	N/R	230,045
190	5.750%, 9/01/39	9/23 at 100.00	N/R	207,396
35	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	38,330
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured
	2018A-1:
8	4.500%, 7/01/34	7/25 at 100.00	N/R	8,467
8	4.550%, 7/01/40	7/28 at 100.00	N/R	8,520
670	5.000%, 7/01/58	7/28 at 100.00	N/R	715,359

NCB	Nuveen California Municipal Value Fund 2 Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 15	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	$ 16,014
	Project Area, Series 2011B, 6.500%, 10/01/25
20	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	22,253
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
25	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	4/21 at 100.00	N/R	25,812
	2011, 7.000%, 10/01/26
100	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	108,421
	District 16-01, Series 2017, 5.750%, 9/01/32, 144A
30	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series	4/30 at 100.00	A–	37,333
	2020A, 5.000%, 10/01/45
3,641	Total Tax Obligation/Limited			4,288,887
	Transportation – 17.8% (19.4% of Total Investments)
1,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/29 at 100.00	AA–	1,872,225
	Subordinate Series 2019S-H, 5.000%, 4/01/44
35	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	B+	35,025
	Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)
395	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	448,605
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43
865	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	A–	963,074
	Refunding Series 2013A, 5.750%, 1/15/46
1,000	Long Beach, California, Harbor Revenue Bonds, Series 2017C, 5.000%, 5/15/47	5/27 at 100.00	AA	1,186,150
1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	Aa2	1,236,200
	Airport, Refunding Senior Lien Series 2018B, 5.000%, 5/15/32 (AMT)
1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	Aa3	1,206,570
	Airport, Subordinate Lien Series 2018A, 5.250%, 5/15/48 (AMT)
305	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/31	5/22 at 100.00	A+	325,191
	(AMT)
1,820	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A1	2,119,153
	International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46
250	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB+	276,955
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
8,170	Total Transportation			9,669,148
	U.S. Guaranteed – 4.2% (4.6% of Total Investments) (4)
35	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	N/R	41,777
	Services, Refunding Series 2014A, 5.000%, 10/01/38 (Pre-refunded 10/01/24)
150	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	N/R	158,330
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46 (Pre-refunded 7/01/21)
865	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	A–	1,032,101
	Refunding Series 2013A, 6.000%, 1/15/53 (Pre-refunded 1/15/24)
80	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A	84,590
	National City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)
30	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A–	31,947
	Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)
725	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1	731,946
	2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)
95	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	100,220
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
15	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A–	15,408
	Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue
	Bonds, Mission Bay South Redevelopment Project, Series 2011D:
$ 15	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	$ 15,413
15	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	15,413
40	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue	9/21 at 100.00	N/R	42,289
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26
	(Pre-refunded 9/01/21)
2,065	Total U.S. Guaranteed			2,269,434
	Utilities – 14.0% (15.2% of Total Investments)
1,075	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,	7/22 at 100.00	BBB	1,117,269
	Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45
	(AMT), 144A
415	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	Aa2	503,436
	Series 2016B, 5.000%, 7/01/37
1,245	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	Aa2	1,519,498
	Series 2017A, 5.000%, 7/01/42
1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	1,593,130
	Series 2009C, 6.500%, 11/01/39
2,400	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series	No Opt. Call	A	2,850,864
	2007A, 5.250%, 11/01/24
6,135	Total Utilities			7,584,197
	Water and Sewer – 7.2% (7.9% of Total Investments)
1,000	California Infrastructure and Economic Development Bank Clean Water State Revolving Fund	4/28 at 100.00	AAA	1,261,930
	Revenue Bonds, Green Series 2018, 5.000%, 10/01/43
375	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	465,536
	2017A, 5.250%, 6/01/47
45	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	10/20 at 100.00	CC	45,731
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
25	5.500%, 7/01/28	7/22 at 100.00	CC	26,156
100	5.750%, 7/01/37	7/22 at 100.00	CC	104,125
80	6.000%, 7/01/47	7/22 at 100.00	CC	83,500
1,190	Sacramento, California, Wastewater Revenue Bonds, Series 2019, 5.000%, 9/01/39	9/29 at 100.00	AA	1,535,029
335	San Diego Public Facilities Financing Authority, California, Water Utility Revenue	8/26 at 100.00	Aa3	417,792
	Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/32
3,150	Total Water and Sewer			3,939,799
$ 48,182	Total Long-Term Investments (cost $41,744,382)			$ 48,577,035

NCB	Nuveen California Municipal Value Fund 2 Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.2% (2.4% of Total Investments)
	MUNICIPAL BONDS – 2.2% (2.4% of Total Investments)
	Health Care – 0.4% (0.4% of Total Investments)
$ 200	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Sharp HealthCare,	8/20 at 100.00	VMIG1	$ 200,000
	Variable Rate Demand Obligation, Refunding Series 2009D, 0.070%, 8/01/35 (Mandatory Put
	9/07/20) (5)
	Water and Sewer – 1.8% (2.0% of Total Investments)
1,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Variable	9/20 at 100.00	A-1+	1,000,000
	Rate Demand Obligation, Series 2019A-2, 0.020%, 7/01/45 (Mandatory Put 8/31/20) (5)
$ 1,200	Total Short-Term Investments (cost $1,200,000)			1,200,000
	Total Investments (cost $42,944,382 ) – 91.6%			49,777,035
	Other Assets Less Liabilities – 8.4%			4,566,188
	Net Asset Applicable to Common Shares – 100%			$ 54,343,223

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
See accompanying notes to financial statements.

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Portfolio of Investments August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 155.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 155.7% (100.0% of Total Investments)
	Consumer Staples – 5.8% (3.7% of Total Investments)
$ 235	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	$ 264,236
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
855	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	10/20 at 100.00	Baa1	858,155
	Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29
6,380	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	6,613,317
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
24,735	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	25,511,926
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
3,695	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	3,799,273
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
8,450	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	9/20 at 100.00	B–	8,484,814
	Bonds, Series 2005A-1, 5.375%, 6/01/38
44,350	Total Consumer Staples			45,531,721
	Education and Civic Organizations – 5.7% (3.6% of Total Investments)
1,050	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The	7/22 at 100.00	A1	1,107,866
	Jackson Laboratory, Series 2012, 5.000%, 7/01/37
3,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University,	9/25 at 100.00	AA	3,579,780
	Series 2015, 5.000%, 9/01/40
4,475	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein	8/23 at 100.00	BB	4,929,615
	Academies Project, Series 2013A, 7.125%, 8/01/43
1,780	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	1,936,070
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
1,600	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento	1/22 at 100.00	N/R	1,562,208
	Valley & Northern Nevada Project, Series 2012A, 6.875%, 1/01/42, 144A (4)
7,875	California Municipal Finance Authority, Revenue Bonds, Pomona College, Series 2017,	1/28 at 100.00	AAA	9,822,881
	5.000%, 1/01/48
635	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	703,542
	College-Ready Public Schools Project, Series 2015A, 5.000%, 7/01/45, 144A
750	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	830,625
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
4,925	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	5,497,876
	College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/46
280	California School Finance Authority, School Facility Revenue Bonds, Value Schools,	7/26 at 100.00	BB+	305,850
	Series 2016A, 5.750%, 7/01/41, 144A
1,725	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	1,953,769
175	California Statewide Communities Development Authority, Charter School Revenue Bonds,	12/21 at 100.00	N/R	186,750
	Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41
10,000	University of California, General Revenue Bonds, Series 2018AZ, 5.000%, 5/15/48	5/28 at 100.00	AA	12,448,800
38,270	Total Education and Civic Organizations			44,865,632
	Health Care – 15.6% (10.0% of Total Investments)
430	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	8/25 at 100.00	A+	498,039
	Health, Refunding Series 2015A, 5.000%, 8/15/43
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Refunding Series 2016B:
13,295	4.000%, 11/15/41	11/26 at 100.00	A+	14,769,947
5,000	5.000%, 11/15/46	11/26 at 100.00	A+	5,883,200

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 9,415	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A+	$ 11,311,558
	Health, Refunding Series 2017A, 5.000%, 11/15/48
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Series 2016A:
18,430	5.000%, 11/15/41	11/25 at 100.00	A+	21,552,226
7,500	5.000%, 11/15/46	11/25 at 100.00	A+	8,714,550
3,500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A+	4,205,040
	Health, Series 2018A, 5.000%, 11/15/48
1,255	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	11/22 at 100.00	BBB+	1,345,385
	Angeles, Series 2012A, 5.000%, 11/15/29
1,000	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	1,124,710
	Angeles, Series 2017A, 5.000%, 8/15/47
1,000	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National	11/22 at 100.00	A+	1,077,370
	Medical Center, Series 2012A, 5.000%, 11/15/35
10,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente	11/27 at 100.00	AA–	11,205,400
	System, Series 2017A-2, 4.000%, 11/01/44
2,520	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	2,809,094
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
2,000	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health	10/22 at 100.00	AA–	2,166,660
	Services, Series 2012A, 5.000%, 10/01/33
795	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	901,284
	Services, Refunding Series 2014A, 5.000%, 10/01/38
2,800	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	3,161,312
	Services, Series 2014B, 5.000%, 10/01/44
335	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s	8/21 at 100.00	AA	347,603
	Hospital – San Diego, Series 2011, 5.250%, 8/15/41
250	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	283,908
	Refunding Series 2017A, 5.000%, 7/01/42
1,690	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	1,911,491
	2017A, 5.250%, 11/01/36
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
1,200	5.250%, 12/01/44	12/24 at 100.00	BB	1,290,720
4,000	5.500%, 12/01/54	12/24 at 100.00	BB	4,297,800
14,740	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	15,872,474
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
2,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	2,176,780
	Linda University Medical Center, Series 2018A, 5.250%, 12/01/48, 144A
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
700	5.750%, 7/01/24 (4)	10/20 at 100.00	N/R	643,524
4,240	5.750%, 7/01/30 (4)	10/20 at 100.00	N/R	3,892,617
105	5.750%, 7/01/35 (4)	10/20 at 100.00	N/R	96,326
1,420	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health	No Opt. Call	AA–	1,436,117
	System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured
850	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	894,871
	2011, 7.500%, 12/01/41
110,470	Total Health Care			123,870,006
	Housing/Multifamily – 3.2% (2.1% of Total Investments)
3,000	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	3,399,330
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
500	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/29 at 100.00	N/R	563,520
	Verdant at Green Valley Apartments, Series 2019A, 5.000%, 8/01/49, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 4,750	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel	4/29 at 100.00	N/R	$ 5,333,917
	Apartments, Series 2019A, 5.000%, 4/01/49, 144A
8,063	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	8,909,969
	2019-2, 4.000%, 3/20/33
1,198	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A	No Opt. Call	BBB+	1,350,578
	Series2019-1, 4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
260	5.250%, 8/15/39	8/24 at 100.00	BBB+	287,162
705	5.250%, 8/15/49	8/24 at 100.00	BBB+	772,511
155	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	BBB	163,654
	Series 2012A, 5.500%, 8/15/47
350	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	N/R	375,931
	Series 2012B, 7.250%, 8/15/47
140	California Public Finance Authority, University Housing Revenue Bonds, National Campus	7/27 at 100.00	Caa2	117,600
	Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A,
	5.000%, 7/01/37, 144A
3,285	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds,	4/23 at 100.00	A–	3,489,853
	Rancho Vallecitos Mobile Home Park, Series 2013, 5.000%, 4/15/38
	La Verne, California, Mobile Home Park Revenue Bonds, Copacabana Mobile Home Park,
	Refunding Series 2014:
670	5.000%, 6/15/44	6/24 at 100.00	A	766,949
185	5.000%, 6/15/49	6/24 at 100.00	A	210,661
23,261	Total Housing/Multifamily			25,741,635
	Long-Term Care – 0.5% (0.3% of Total Investments)
2,250	California Health Facilities Financing Authority, Insured Revenue Bonds, Community	2/21 at 100.00	AA	2,306,858
	Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26
1,300	California Health Facilities Financing Authority, Revenue Bonds, Northern California	7/25 at 100.00	AA	1,499,433
	Presbyterian Homes & Services Inc, Refunding Series 2015, 5.000%, 7/01/39
3,550	Total Long-Term Care			3,806,291
	Tax Obligation/General – 35.5% (22.8% of Total Investments)
1,000	California State, General Obligation Bonds, Refunding Series 2011, 5.250%, 9/01/25	9/21 at 100.00	Aa2	1,049,560
1,600	California State, General Obligation Bonds, Refunding Various Purpose Series 2016,	8/26 at 100.00	Aa2	1,982,864
	5.000%, 8/01/33
	California State, General Obligation Bonds, Refunding Various Purpose Series 2019:
3,250	5.000%, 4/01/32	No Opt. Call	Aa2	4,628,390
15,000	5.000%, 11/01/39	11/28 at 100.00	Aa2	19,094,700
2,015	California State, General Obligation Bonds, Various Purpose Series 2010, 6.000%, 3/01/33	10/20 at 100.00	Aa2	2,027,030
	California State, General Obligation Bonds, Various Purpose Series 2011:
2,000	5.000%, 9/01/31	9/21 at 100.00	Aa2	2,091,880
4,090	5.000%, 9/01/41	9/21 at 100.00	Aa2	4,271,596
2,625	5.000%, 10/01/41	10/21 at 100.00	Aa2	2,751,210
	California State, General Obligation Bonds, Various Purpose Series 2013:
3,500	5.000%, 4/01/37	4/23 at 100.00	Aa2	3,887,940
2,000	5.000%, 2/01/43	2/23 at 100.00	Aa2	2,204,700
5,520	5.000%, 11/01/43	11/23 at 100.00	Aa2	6,252,283
	California State, General Obligation Bonds, Various Purpose Series 2014:
2,460	5.000%, 10/01/39	10/24 at 100.00	Aa2	2,870,623
9,000	5.000%, 12/01/43	12/23 at 100.00	Aa2	10,224,180
9,000	5.000%, 10/01/44	10/24 at 100.00	Aa2	10,458,990
8,000	California State, General Obligation Bonds, Various Purpose Series 2015, 5.000%, 3/01/45	3/25 at 100.00	Aa2	9,376,800
5,390	California State, General Obligation Bonds, Various Purpose Series 2016, 5.000%, 9/01/46	9/26 at 100.00	Aa2	6,580,759

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 7,995	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 11/01/47	11/27 at 100.00	Aa2	$ 9,869,588
1,505	Chaffey Joint Union High School District, San Bernardino County, California, General	8/28 at 100.00	Aa1	1,735,099
	Obligation Bonds, Election 2012 Series 2019D, 4.000%, 8/01/49
20,750	Coachella Valley Unified School District, Riverside County, California, General	No Opt. Call	AA	11,103,325
	Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/43 – AGM Insured
9,840	Corona-Norco Unified School District, Riverside County, California, General Obligation	8/28 at 100.00	AAA	12,252,276
	Bonds, Election 2014, Series 2018B, 5.000%, 8/01/47
3,065	Lucia Mar Unified School District, San Luis Obispo County, California, General	8/27 at 100.00	Aa2	3,487,081
	Obligation Bonds, Election 2016 Series 2017A, 4.000%, 8/01/46
4,500	Mount Diablo Unified School District, Contra Costa County, California, General	8/25 at 100.00	AA	4,977,585
	Obligation Bonds, Series 2010A, 0.000%, 8/01/30 – AGM Insured (5)
3,300	Mount San Jacinto Community College District, Riverside County, California, General	8/28 at 100.00	Aa1	3,833,874
	Obligation Bonds, Election 2014, Series 2018B, 4.000%, 8/01/43
1,125	San Diego Unified School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	1,120,343
	Bonds, Election of 1998, Series 1999A, 0.000%, 7/01/21 – FGIC Insured
11,980	San Diego Unified School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	9,982,095
	Bonds, Refunding Series 2012R-1, 0.000%, 7/01/31
9,665	San Jose, California, General Obligation Bonds, Disaster Preparedness, Public Safety &	3/29 at 100.00	AA+	12,345,588
	Infrastructure, Series 2019A-1, 5.000%, 9/01/45
2,000	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	2,542,960
	Election 2014 Series 2018B, 5.000%, 9/01/45
2,670	San Mateo Union High School District, San Mateo County, California, General Obligation	No Opt. Call	Aaa	2,660,842
	Bonds, Capital Appreciation, Election 2010, Refunding Series 2011A, 0.000%, 9/01/33 (5)
2,870	Sanger Unified School District, Fresno County, California, General Obligation Bonds,	8/24 at 100.00	AA	3,297,400
	Election 2012, Series 2014B, 5.000%, 8/01/39 – AGM Insured
	Sonoma County Junior College District, California, General Obligation Bonds, Election
	2014 Series 2019B:
1,730	3.000%, 8/01/36	8/29 at 100.00	AA	1,901,875
2,110	3.000%, 8/01/41	8/29 at 100.00	AA	2,257,721
10,000	Southwestern Community College District, San Diego County, California, General	No Opt. Call	Aa2	6,114,100
	Obligation Bonds, Election of 2008, Series 2011C, 0.000%, 8/01/41
	Stockton Unified School District, San Joaquin County, California, General Obligation
	Bonds, Election 2008 Series 2011D:
23,280	0.000%, 8/01/47 – AGC Insured (5)	8/37 at 100.00	AA	28,432,795
38,845	0.000%, 8/01/50 – AGM Insured (5)	8/37 at 100.00	AA	47,453,052
15,780	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds,	No Opt. Call	AA	17,116,093
	Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured (5)
8,345	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	8,488,367
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (5)
257,805	Total Tax Obligation/General			280,725,564
	Tax Obligation/Limited – 34.5% (22.2% of Total Investments)
655	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area	9/23 at 100.00	N/R	720,100
	19C, Series 2013A, 5.000%, 9/01/27
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project	10/20 at 100.00	AA	1,003,390
	Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured
6,700	Brea and Olinda Unified School District, Orange County, California, Certificates of	10/20 at 100.00	AA	6,723,986
	Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured
3,000	California Infrastructure and Economic Development Bank, Infrastructure State Revolving	10/26 at 100.00	AAA	3,668,220
	Fund Revenue Bonds, Series 2016A, 5.000%, 10/01/41

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	California Infrastructure and Economic Development Bank, Revenue Bonds, North County
	Center for Self-Sufficiency Corporation, Series 2004:
$ 1,535	5.000%, 12/01/20 – AMBAC Insured	10/20 at 100.00	AA+	$ 1,541,017
1,615	5.000%, 12/01/21 – AMBAC Insured	10/20 at 100.00	AA+	1,621,315
1,695	5.000%, 12/01/22 – AMBAC Insured	10/20 at 100.00	AA+	1,701,611
1,780	5.000%, 12/01/23 – AMBAC Insured	10/20 at 100.00	AA+	1,786,942
1,865	5.000%, 12/01/24 – AMBAC Insured	10/20 at 100.00	AA+	1,872,274
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/23 at 100.00	Aa3	7,966,840
	Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/31
	California State Public Works Board, Lease Revenue Bonds, Department of Education,
	Riverside Campus Project, Series 2012H:
2,790	5.000%, 4/01/30	4/22 at 100.00	Aa3	2,988,006
2,065	5.000%, 4/01/31	4/22 at 100.00	Aa3	2,209,839
20,330	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	10/24 at 100.00	Aa3	23,652,329
	California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39
1,990	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	3/23 at 100.00	Aa3	2,202,612
	California, Various Projects Series 2013A, 5.000%, 3/01/33
	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,
	Redevelopment Projects, Second Lien Series 2010B:
1,230	5.000%, 8/01/25	10/20 at 100.00	N/R	1,233,690
530	5.750%, 8/01/26	10/20 at 100.00	N/R	531,818
	El Monte, California, Senior Lien Certificates of Participation, Department of Public
	Services Facility Phase II, Series 2001:
1,580	5.000%, 1/01/21 – AMBAC Insured	10/20 at 100.00	Aa2	1,586,178
5,000	5.250%, 1/01/34 – AMBAC Insured	10/20 at 100.00	Aa2	5,017,750
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige	9/22 at 100.00	A+	1,084,680
	Heights, Refunding Series 2012, 5.000%, 9/01/32
45,825	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	Aa3	52,975,991
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/23 at 100.00	Aa3	1,112,630
	Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/30
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
7,610	5.000%, 11/15/30	11/25 at 100.00	BB	8,480,584
4,000	5.000%, 11/15/34	11/25 at 100.00	BB	4,418,920
960	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment	No Opt. Call	N/R	1,039,651
	Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured
	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon
	Hills Improvement Area D, Series 2014A:
1,140	5.500%, 9/01/33	9/23 at 100.00	N/R	1,246,727
2,105	5.750%, 9/01/44	9/23 at 100.00	N/R	2,284,830
1,110	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds,	9/25 at 100.00	N/R	1,232,822
	Refunding Series 2015, 5.000%, 9/01/40
2,000	Lammersville Joint Unified School District, California, Special Tax Bonds, Community	9/23 at 100.00	N/R	2,204,640
	Facilities District 2007-1 Mountain House – Shea Homes Improvement Area 1, Series 2013,
	6.000%, 9/01/38
1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment	9/25 at 100.00	N/R	1,112,180
	District, Series 2015, 5.000%, 9/02/40
6,190	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont	10/20 at 100.00	Aa2	6,209,251
	Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
	Los Angeles County Metropolitan Transportation Authority, California, Proposition A
	First Tier Senior Sales Tax Revenue Bonds, Green Series 2017A:
7,860	5.000%, 7/01/39	7/27 at 100.00	AAA	9,824,293
7,140	5.000%, 7/01/41	7/27 at 100.00	AAA	8,893,156

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 3,220	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	$ 4,002,492
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42
3,855	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	12/29 at 100.00	AA+	4,866,513
	Series 2019E-1, 5.000%, 12/01/49
475	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,	9/21 at 100.00	A	499,168
	Subordinate Lien Series 2011A, 7.250%, 9/01/38
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
3,745	5.250%, 9/01/30	9/23 at 100.00	N/R	4,102,460
3,350	5.750%, 9/01/39	9/23 at 100.00	N/R	3,656,726
530	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	580,424
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
1,960	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community	9/23 at 100.00	N/R	2,132,872
	Facilities District 2001-1 May Farms Improvement Area 1,2 and 3, Refunding Series 2014A,
	5.375%, 9/01/33
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured
	2018A-1:
298	4.500%, 7/01/34	7/25 at 100.00	N/R	315,397
303	4.550%, 7/01/40	7/28 at 100.00	N/R	322,689
20,088	5.000%, 7/01/58	7/28 at 100.00	N/R	21,447,958
12	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	12,441
	Restructured Cofina Project Series 2019A-2, 4.536%, 7/01/53
40	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	42,705
	Project Area, Series 2011B, 6.500%, 10/01/25
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8
	Scott Road, Series 2013:
660	5.000%, 9/01/32	9/22 at 100.00	N/R	696,293
1,775	5.000%, 9/01/42	9/22 at 100.00	N/R	1,856,011
400	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark,	9/25 at 100.00	N/R	452,684
	Refunding Series 2015, 5.000%, 9/01/33
	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment
	District 2 Bonds, Series 2016A:
3,695	5.000%, 10/01/36	10/26 at 100.00	AA	4,564,434
8,290	5.000%, 10/01/41	10/26 at 100.00	AA	10,131,126
6,230	5.000%, 10/01/47	10/26 at 100.00	AA	7,556,554
280	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series	No Opt. Call	AA–	282,321
	1993A, 5.400%, 11/01/20 – NPFG Insured
570	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series	No Opt. Call	AAA	574,725
	1993B, 5.400%, 11/01/20
330	San Bernardino Joint Powers Financing Authority, California, Certificates of	8/20 at 100.00	Baa2	330,000
	Participation Refunding, Police Station Financing Project, Series 1999, 5.500%, 9/01/20 –
	NPFG Insured
210	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	233,652
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
5,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/26 at 100.00	AAA	6,007,700
	Bonds, Limited Tax Series 2016A, 5.000%, 4/01/48
1,480	San Diego Redevelopment Agency, California, Subordinate Lien Tax Increment and Parking	10/20 at 100.00	AAA	1,485,935
	Revenue Bonds, Centre City Project, Series 2003B, 5.250%, 9/01/26
3,000	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds,	7/27 at 100.00	AA+	3,165,960
	Series 2019A, 3.000%, 7/01/44
645	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	685,325
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 2,700	San Francisco City and County Redevelopment Financing Authority, California, Tax	No Opt. Call	AA	$ 2,633,121
	Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 1998D, 0.000%,
	8/01/24 – NPFG Insured
380	San Francisco, California, Community Facilities District 6, Mission Bay South Public	8/22 at 100.00	N/R	399,999
	Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33
995	San Marcos Public Financing Authority, California, Special Tax Revenue Bonds, Refunding	9/22 at 100.00	N/R	1,045,078
	Series 2012D, 5.000%, 9/01/36
50	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	4/21 at 100.00	N/R	51,624
	2011, 7.000%, 10/01/26
3,600	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community	9/25 at 103.00	N/R	4,062,348
	Facility District 99-02, Series 2018A, 5.000%, 9/01/33
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities
	District 16-01, Series 2017:
2,170	6.125%, 9/01/37, 144A	9/27 at 100.00	N/R	2,344,815
1,000	6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	1,071,240
635	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series	4/30 at 100.00	A–	790,213
	2020A, 5.000%, 10/01/45
4,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	AA	4,850,550
	Series 2012A, 5.000%, 10/01/32 – AGM Insured
	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities
	District 2015-1 Arambel-KDN, Refunding Series 2015:
350	5.250%, 9/01/35	9/25 at 100.00	N/R	382,438
790	5.250%, 9/01/45	9/25 at 100.00	N/R	851,012
4,165	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014,	9/22 at 102.00	N/R	4,524,315
	5.500%, 9/01/31
243,076	Total Tax Obligation/Limited			273,159,590
	Transportation – 14.2% (9.1% of Total Investments)
9,005	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	10,461,739
	Subordinate Lien Series 2016B, 5.000%, 10/01/36
6,750	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	7,666,042
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43
14,885	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	A–	16,572,661
	Refunding Series 2013A, 5.750%, 1/15/46
10,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/30 at 100.00	Aa2	11,827,300
	Airport, Refunding Senior Lien Series 2020B, 4.000%, 5/15/39
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Senior Lien Series 2015E:
150	5.000%, 5/15/31	5/25 at 100.00	Aa2	176,966
1,270	5.000%, 5/15/34	5/25 at 100.00	Aa2	1,483,678
1,345	5.000%, 5/15/36	5/25 at 100.00	Aa2	1,563,939
4,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/27 at 100.00	Aa3	4,796,400
	Airport, Subordinate Lien Series 2017B, 5.000%, 5/15/42
49,185	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A1	58,057,482
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
96,590	Total Transportation			112,606,207
	U.S. Guaranteed – 9.7% (6.2% of Total Investments) (6)
2,545	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%,	3/21 at 100.00	N/R	2,628,069
	3/01/26 (Pre-refunded 3/01/21)
1,115	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	AA–	1,261,098
	Series 2013S-4, 5.250%, 4/01/48 (Pre-refunded 4/01/23)
610	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	N/R	728,108
	Services, Refunding Series 2014A, 5.000%, 10/01/38 (Pre-refunded 10/01/24)

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San
	Francisco Bay Area Toll Bridge, Series 2003A:
$ 3,000	5.000%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	AA+	$ 3,260,670
2,250	5.000%, 7/01/36 (Pre-refunded 1/01/28) – AMBAC Insured	1/28 at 100.00	AA+	3,000,780
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile
	Country Club Series 2013A:
2,000	5.625%, 11/15/33 (Pre-refunded 11/15/23)	11/23 at 100.00	N/R	2,337,100
8,000	6.000%, 11/15/48 (Pre-refunded 11/15/23)	11/23 at 100.00	N/R	9,432,640
300	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	N/R	316,659
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46 (Pre-refunded 7/01/21)
3,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System	3/22 at 100.00	AA–	3,213,300
	Financing, Series 2012, 5.000%, 9/01/41 (Pre-refunded 3/01/22)
14,885	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	A–	17,760,484
	Refunding Series 2013A, 6.000%, 1/15/53 (Pre-refunded 1/15/24)
	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
25	5.250%, 1/01/23 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	25,417
25	4.500%, 1/01/26 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	25,355
75	5.000%, 1/01/29 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	76,189
275	5.000%, 1/01/30 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	279,359
525	5.000%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	533,321
810	5.125%, 1/01/32 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	823,171
3,750	5.250%, 1/01/42 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	3,812,550
170	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A	179,755
	National City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)
65	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A–	69,219
	Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010:
1,500	6.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1	1,514,370
2,595	6.000%, 11/01/41 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1	2,619,860
210	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	221,540
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
1,115	Rio Elementary School District, California, Special Tax Bonds, Community Facilities	9/23 at 100.00	N/R	1,288,594
	District 1, Series 2013, 5.500%, 9/01/39 (Pre-refunded 9/01/23)
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	1,076,700
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
30	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A–	30,815
	Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41
	(Pre-refunded 2/01/21)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue
	Bonds, Mission Bay South Redevelopment Project, Series 2011D:
30	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	30,827
40	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	41,102
	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997
	Election Series 2011F:
7,230	0.000%, 8/01/42 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 21.00	AA	1,512,733
10,450	0.000%, 8/01/43 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 19.43	AA	2,023,642
21,225	0.000%, 8/01/44 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 17.98	AA	3,803,308
12,550	0.000%, 8/01/45 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 16.64	AA	2,080,539
23,425	0.000%, 8/01/46 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 15.39	AA	3,592,224
5,000	Walnut Valley Unified School District, Los Angeles County, California, General	8/24 at 100.00	Aa1	5,920,150
	Obligation Bonds, Election 2007 Measure S, Series 2014C, 5.000%, 8/01/39
	(Pre-refunded 8/01/24)
95	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue	9/21 at 100.00	N/R	100,437
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26
	(Pre-refunded 9/01/21)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 1,000	Yuba Community College District, California, General Obligation Bonds, Election 2006	8/21 at 100.00	Aa2	$ 1,046,750
	Series 2011C, 5.250%, 8/01/47 (Pre-refunded 8/01/21)
130,920	Total U.S. Guaranteed			76,666,835
	Utilities – 9.1% (5.9% of Total Investments)
3,675	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	BBB	4,280,787
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	7/01/39, 144A
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,
	Series 2007A:
2,490	5.000%, 11/15/35	No Opt. Call	A+	3,394,866
1,835	5.500%, 11/15/37	No Opt. Call	A+	2,673,026
10,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	Aa2	10,776,800
	Series 2012B, 5.000%, 7/01/43
4,280	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/23 at 100.00	Aa2	4,846,715
	Series 2013B, 5.000%, 7/01/28
5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	Aa2	5,984,800
	Series 2016A, 5.000%, 7/01/46
6,015	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	Aa2	7,341,187
	Series 2017A, 5.000%, 7/01/42
16,400	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	Aa2	20,151,500
	Series 2017C, 5.000%, 7/01/47
3,490	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/29 at 100.00	AA–	4,447,866
	Series 2019C, 5.000%, 7/01/49
3,750	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	Aa2	4,915,275
	Tender Option Bond Trust 3345 As Of 6/4/2015 Converted to Trust 2015-XF2047, 17.642%,
	7/01/43, 144A (IF) (7)
2,975	Southern California Public Power Authority, California, Revenue Bonds, Apex Power	7/24 at 100.00	AA–	3,435,738
	Project Series 2014A, 5.000%, 7/01/37
59,910	Total Utilities			72,248,560
	Water and Sewer – 21.9% (14.1% of Total Investments)
7,600	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost	4/23 at 100.00	AA–	8,454,848
	Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34
5,850	California Infrastructure and Economic Development Bank Clean Water State Revolving Fund	4/28 at 100.00	AAA	7,382,291
	Revenue Bonds, Green Series 2018, 5.000%, 10/01/43
3,775	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,	1/26 at 100.00	AA+	4,612,484
	Refunding Series 2016B, 5.000%, 7/01/35
16,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/22 at 100.00	AA+	17,258,240
	2012A, 5.000%, 7/01/43
10,515	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/24 at 100.00	AA+	12,117,696
	2014A, 5.000%, 7/01/44
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2016A:
5,680	5.000%, 7/01/35	1/26 at 100.00	AA+	6,940,108
1,000	5.000%, 7/01/36	1/26 at 100.00	AA+	1,218,340
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2017A:
9,455	5.000%, 7/01/44	1/27 at 100.00	AA+	11,532,169
5,000	5.250%, 7/01/44	1/27 at 100.00	AA+	6,191,150
7,570	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,	7/30 at 100.00	Aa2	9,815,640
	Series 2020A, 5.000%, 7/01/50
2,210	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	2,743,560
	2017A, 5.250%, 6/01/47

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 5,000	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series	6/28 at 100.00	AA	$ 6,243,250
	2018A, 5.000%, 6/01/48
9,500	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Series 2015A,	6/25 at 100.00	AA+	11,202,590
	5.000%, 6/01/44
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien
	Series 2013A:
2,000	5.000%, 6/01/34	6/23 at 100.00	AA	2,236,140
3,500	5.000%, 6/01/35	6/23 at 100.00	AA	3,910,200
5,000	Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding	7/30 at 100.00	AAA	6,728,900
	Series 2020C, 5.000%, 7/01/39
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/28 at 100.00	AAA	1,248,950
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,, 5.000%, 6/15/48
1,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and	10/20 at 100.00	N/R	1,502,625
	Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured
1,070	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	10/20 at 100.00	CC	1,087,388
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
580	5.500%, 7/01/28	7/22 at 100.00	CC	606,825
2,140	5.750%, 7/01/37	7/22 at 100.00	CC	2,228,275
1,750	6.000%, 7/01/47	7/22 at 100.00	CC	1,826,563
4,500	Rancho California Water District Financing Authority, California, Revenue Bonds,	2/30 at 100.00	AAA	4,888,350
	Refunding Series 2019A, 3.000%, 8/01/40
2,500	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds,	6/24 at 100.00	AA	2,918,450
	Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33
4,000	San Diego Public Facilities Financing Authority, California, Water Utility Revenue	8/26 at 100.00	Aa3	4,926,000
	Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/37
26,220	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/27 at 100.00	Aa2	33,518,860
	Bonds, Refunding Green Series 2017D, 5.000%, 11/01/33 (UB) (7)
144,915	Total Water and Sewer			173,339,892
$ 1,153,117	Total Long-Term Investments (cost $1,074,874,074)			1,232,561,933
	Floating Rate Obligations – (2.6)%			(20,975,000)
	MuniFund Preferred Shares, net of deferred offering costs – (17.7)% (8)			(139,986,601)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (36.7)% (9)			(290,466,468)
	Other Assets Less Liabilities – 1.3%			10,399,369
	Net Asset Applicable to Common Shares – 100%			$ 791,533,233

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.4%.
(9)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 23.6%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, for more information.

See accompanying notes to financial statements.

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 154.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 154.7% (100.0% of Total Investments)
	Consumer Staples – 5.4% (3.5% of Total Investments)
$ 1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	9/20 at 100.00	N/R	$ 1,000,180
	Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47
680	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	764,599
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
3,735	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	10/20 at 100.00	B–	3,745,084
	Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45
2,150	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	10/20 at 100.00	Baa1	2,157,934
	Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29
25,000	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	9/20 at 20.55	N/R	5,126,750
	Tobacco Securitization Program, Series 2006A, 0.000%, 6/01/46
31,645	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	32,802,258
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
39,735	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	40,983,076
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
26,755	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	27,510,026
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
19,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement	10/20 at 21.49	N/R	4,064,670
	Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007B,
	0.000%, 6/01/47
8,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	9/20 at 100.00	B–	8,535,020
	Bonds, Series 2005A-1, 5.375%, 6/01/38
158,200	Total Consumer Staples			126,689,597
	Education and Civic Organizations – 6.4% (4.2% of Total Investments)
4,000	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The	7/22 at 100.00	A1	4,220,440
	Jackson Laboratory, Series 2012, 5.000%, 7/01/37
7,000	California Educational Facilities Authority, Revenue Bonds,Stanford University,	No Opt. Call	AAA	11,048,240
	Refunding Series 2014U-6, 5.000%, 5/01/45
10,065	California Infrastructure and Economic Development Bank, Revenue Bonds, Academy of	No Opt. Call	Aa2	13,601,237
	Motion Picture Arts and Sciences Obligated Group, Green Series 2020A, 5.000%, 11/01/30
	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos
	Project Pinewood & Oakwood Schools, Series 2016B:
800	4.000%, 11/01/36, 144A	11/26 at 100.00	N/R	779,488
1,000	4.500%, 11/01/46, 144A	11/26 at 100.00	N/R	990,830
5,385	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	5,857,157
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
1,000	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013,	10/23 at 100.00	Baa1	1,072,060
	5.000%, 10/01/38
18,250	California Municipal Finance Authority, Revenue Bonds, Pomona College, Series 2017,	1/28 at 100.00	AAA	22,764,137
	5.000%, 1/01/48
380	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood	No Opt. Call	N/R	402,017
	School, Series 2017A, 5.000%, 5/01/27, 144A
1,615	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	1,789,323
	College-Ready Public Schools Project, Series 2015A, 5.000%, 7/01/45, 144A
2,150	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	2,381,125
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
	California School Finance Authority, School Facility Revenue Bonds, Alliance for
	College-Ready Public Schools Project, Series 2016C:
5,995	5.000%, 7/01/46	7/25 at 101.00	BBB	6,692,338
8,340	5.250%, 7/01/52	7/25 at 101.00	BBB	9,358,481

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 800	California School Finance Authority, School Facility Revenue Bonds, Value Schools,	7/26 at 100.00	BB+	$ 889,896
	Series 2016A, 6.000%, 7/01/51, 144A
4,140	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	4,689,047
10,440	California State University, Systemwide Revenue Bonds, Series 2019A, 5.000%, 11/01/44	11/29 at 100.00	Aa2	13,440,247
5,500	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute	11/24 at 100.00	AA	6,283,310
	for Research on Aging, Series 2014, 5.000%, 11/15/44 – AGM Insured
1,770	California Statewide Communities Development Authority, Charter School Revenue Bonds,	12/21 at 100.00	N/R	1,888,838
	Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41
1,000	Dutchess County Local Development Corporation, New York, Revenue Bonds, Marist College	7/25 at 100.00	A+	1,123,880
	Project, Series 2015A, 5.000%, 7/01/45
17,750	University of California, General Revenue Bonds, Limited Project Series 2017M,	5/27 at 100.00	AA–	21,550,098
	5.000%, 5/15/47
6,775	University of California, General Revenue Bonds, Series 2017AV, 5.250%, 5/15/47	5/27 at 100.00	AA	8,366,583
8,500	University of California, General Revenue Bonds, Series 2018AZ, 5.000%, 5/15/48	5/28 at 100.00	AA	10,581,480
122,655	Total Education and Civic Organizations			149,770,252
	Financials – 0.0% (0.0% of Total Investments)
1,305	Puerto Rico Urgent Interest Fund Corp (COFINA), National Taxable Trust Unit, Series 2007A	No Opt. Call	N/R	248,520
	Sr. Bond, 0.000%, 8/01/54 (4)
	Health Care – 15.5% (10.0% of Total Investments)
9,345	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Sharp	8/23 at 100.00	AA	10,238,195
	HealthCare, Series 2014A, 5.000%, 8/01/43
1,285	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	8/25 at 100.00	A+	1,488,325
	Health, Refunding Series 2015A, 5.000%, 8/15/43
38,080	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	A+	44,806,451
	Health, Refunding Series 2016B, 5.000%, 11/15/46
16,250	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/25 at 100.00	A+	18,881,525
	Health, Series 2016A, 5.000%, 11/15/46
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Series 2018A:
6,135	5.000%, 11/15/36	11/27 at 100.00	A+	7,528,442
7,250	5.000%, 11/15/48	11/27 at 100.00	A+	8,710,440
15,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical	8/26 at 100.00	Aa3	16,849,800
	Center, Refunding Series 2016B, 4.000%, 8/15/39
	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los
	Angeles, Series 2017A:
3,900	5.000%, 8/15/42	8/27 at 100.00	BBB+	4,441,827
2,400	5.000%, 8/15/47	8/27 at 100.00	BBB+	2,699,304
6,105	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	6,805,366
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
1,250	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health	10/22 at 100.00	AA–	1,354,162
	Services, Series 2012A, 5.000%, 10/01/33
2,230	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	2,528,129
	Services, Refunding Series 2014A, 5.000%, 10/01/38
8,375	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	9,455,710
	Services, Series 2014B, 5.000%, 10/01/44
11,250	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph	10/26 at 100.00	AA–	12,456,900
	Health, Refunding Series 2016A, 4.000%, 10/01/47
8,760	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s	8/21 at 100.00	AA	9,089,551
	Hospital – San Diego, Series 2011, 5.250%, 8/15/41
685	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	777,907
	Refunding Series 2017A, 5.000%, 7/01/42
11,520	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	12,822,797
	2017A, 5.250%, 11/01/41

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,455	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series	10/26 at 100.00	BBB–	$ 1,601,926
	2017, 5.000%, 10/15/47
5,760	California Public Finance Authority, Revenue Bonds, Sharp HealthCare, Series 2017A,	2/28 at 100.00	AA	6,897,370
	5.000%, 8/01/47
2,000	California Statewide Communities Development Authority, California, Redlands Community	10/26 at 100.00	A–	2,221,960
	Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/46
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
1,000	5.250%, 12/01/34	12/24 at 100.00	BB	1,093,510
1,200	5.250%, 12/01/44	12/24 at 100.00	BB	1,290,720
2,375	5.500%, 12/01/54	12/24 at 100.00	BB	2,551,819
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
9,385	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	10,182,068
33,895	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	36,499,153
16,445	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	18,107,589
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health
	System/West, Series 2015A:
2,345	5.000%, 3/01/35	3/26 at 100.00	A+	2,789,096
3,000	5.000%, 3/01/45	3/26 at 100.00	A+	3,484,950
2,670	California Statewide Communities Development Authority, Revenue Bonds, Huntington	7/24 at 100.00	A–	2,956,037
	Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/44
25,290	California Statewide Communities Development Authority, Revenue Bonds, Kaiser	4/22 at 100.00	AA–	26,636,187
	Permanente, Series 2012A, 5.000%, 4/01/42
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
10,115	5.750%, 7/01/24 (5)	10/20 at 100.00	N/R	9,298,922
11,035	5.750%, 7/01/30 (5)	10/20 at 100.00	N/R	10,130,902
7,725	5.750%, 7/01/35 (5)	10/20 at 100.00	N/R	7,086,838
10,415	5.500%, 7/01/39 (5)	10/20 at 100.00	N/R	9,549,722
780	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health	No Opt. Call	AA–	788,853
	System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured
6,200	Madera County, California, Certificates of Participation, Valley Children’s Hospital	10/20 at 100.00	A1	6,222,630
	Project, Series 1995, 5.750%, 3/15/28 – NPFG Insured
1,890	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series	11/20 at 100.00	BB	1,909,467
	2010A, 6.500%, 11/01/29
7,910	Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016,	11/26 at 100.00	BBB	8,992,642
	5.000%, 11/01/39
17,400	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	18,318,546
	2011, 7.500%, 12/01/41
330,110	Total Health Care			359,545,738
	Housing/Multifamily – 3.1% (2.0% of Total Investments)
5,575	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	6,317,088
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
1,385	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/29 at 100.00	N/R	1,560,950
	Verdant at Green Valley Apartments, Series 2019A, 5.000%, 8/01/49, 144A
7,575	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel	4/29 at 100.00	N/R	8,506,195
	Apartments, Series 2019A, 5.000%, 4/01/49, 144A
23,676	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	26,161,068
	2019-2, 4.000%, 3/20/33
3,510	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A	No Opt. Call	BBB+	3,957,248
	Series2019-1, 4.250%, 1/15/35

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
$ 1,680	5.250%, 8/15/39	8/24 at 100.00	BBB+	$ 1,855,510
2,150	5.250%, 8/15/49	8/24 at 100.00	BBB+	2,355,884
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects
	Series 2012A:
6,540	5.125%, 8/15/32	8/22 at 100.00	BBB	6,930,700
6,010	5.500%, 8/15/47	8/22 at 100.00	BBB	6,345,538
3,920	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	N/R	4,210,433
	Series 2012B, 7.250%, 8/15/47
	California Public Finance Authority, University Housing Revenue Bonds, National Campus
	Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A:
1,325	5.000%, 7/01/37, 144A	7/27 at 100.00	Caa2	1,113,000
1,000	5.000%, 7/01/47, 144A	7/27 at 100.00	Caa2	840,000
1,230	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds,	5/22 at 100.00	A+	1,282,669
	Augusta Communities Mobile Home Park, Series 2012A, 5.000%, 5/15/39
65,576	Total Housing/Multifamily			71,436,283
	Tax Obligation/General – 33.9% (21.9% of Total Investments)
4,125	Alameda Unified School District, Alameda County, California, General Obligation Bonds,	No Opt. Call	AA	3,947,666
	Series 2004A, 0.000%, 8/01/25 – AGM Insured
18,400	Antelope Valley Community College District, Los Angeles County, California, General	2/27 at 100.00	AA	22,520,312
	Obligation Bonds, Election 2016 Series 2017A, 5.250%, 8/01/42
	California State, General Obligation Bonds, Refunding Various Purpose Series 2012:
3,230	5.250%, 2/01/29	2/22 at 100.00	Aa2	3,451,352
5,245	5.000%, 9/01/36	9/22 at 100.00	Aa2	5,706,665
	California State, General Obligation Bonds, Refunding Various Purpose Series 2013:
9,260	5.000%, 2/01/29	2/23 at 100.00	Aa2	10,262,025
1,710	5.000%, 2/01/31	2/23 at 100.00	Aa2	1,894,594
	California State, General Obligation Bonds, Refunding Various Purpose Series 2016:
3,750	5.000%, 9/01/30	9/26 at 100.00	Aa2	4,704,375
4,600	5.000%, 8/01/33	8/26 at 100.00	Aa2	5,700,734
8,000	5.000%, 9/01/37	9/26 at 100.00	Aa2	9,861,200
9,210	California State, General Obligation Bonds, Refunding Various Purpose Series 2019,	10/29 at 100.00	Aa2	10,203,851
	3.000%, 10/01/35
	California State, General Obligation Bonds, Various Purpose Refunding Series 2015:
6,700	5.000%, 8/01/32	2/25 at 100.00	Aa2	7,979,901
11,000	5.000%, 8/01/34	8/25 at 100.00	Aa2	13,282,940
5,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2016,	9/26 at 100.00	Aa2	6,179,700
	5.000%, 9/01/36
140	California State, General Obligation Bonds, Various Purpose Series 2000, 5.625%, 5/01/22	10/20 at 100.00	Aa2	140,622
	– FGIC Insured
	California State, General Obligation Bonds, Various Purpose Series 2010:
5,375	6.000%, 3/01/33	10/20 at 100.00	Aa2	5,407,089
12,605	5.250%, 11/01/40	11/20 at 100.00	Aa2	12,703,067
	California State, General Obligation Bonds, Various Purpose Series 2011:
13,835	5.250%, 10/01/28	10/21 at 100.00	Aa2	14,566,871
14,520	5.000%, 9/01/31	9/21 at 100.00	Aa2	15,187,049
15,025	5.000%, 9/01/41	9/21 at 100.00	Aa2	15,692,110
21,420	5.000%, 10/01/41	10/21 at 100.00	Aa2	22,449,874
	California State, General Obligation Bonds, Various Purpose Series 2013:
9,940	5.000%, 4/01/37	4/23 at 100.00	Aa2	11,041,750
9,755	5.000%, 2/01/43	2/23 at 100.00	Aa2	10,753,424
15,145	5.000%, 4/01/43	4/23 at 100.00	Aa2	16,794,896
7,240	5.000%, 11/01/43	11/23 at 100.00	Aa2	8,200,458

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	California State, General Obligation Bonds, Various Purpose Series 2014:
$ 24,970	5.000%, 5/01/32	5/24 at 100.00	Aa2	$ 28,970,943
8,910	5.000%, 10/01/39	10/24 at 100.00	Aa2	10,397,257
10,245	5.000%, 12/01/43	12/23 at 100.00	Aa2	11,638,525
1,815	5.000%, 10/01/44	10/24 at 100.00	Aa2	2,109,230
9,500	California State, General Obligation Bonds, Various Purpose Series 2015, 5.000%, 3/01/45	3/25 at 100.00	Aa2	11,134,950
3,780	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 11/01/47	11/27 at 100.00	Aa2	4,666,297
8,360	California State, General Obligation Bonds, Various Purpose Series 2018, 5.000%, 10/01/47	4/26 at 100.00	Aa2	10,079,986
8,000	California State, General Obligation Bonds, Various Purpose Series 2018 Bid Group A/B,	10/28 at 100.00	Aa2	10,004,560
	5.000%, 10/01/48
5,000	California State, General Obligation Bonds, Various Purpose Series 2019, 5.000%, 4/01/45	4/29 at 100.00	Aa2	6,334,150
3,550	Centinela Valley Union High School District, Los Angeles County, California, General	No Opt. Call	A+	4,138,696
	Obligation Bonds, Series 2002A, 5.250%, 2/01/26 – NPFG Insured
15,000	Chaffey Joint Union High School District, San Bernardino County, California, General	8/28 at 100.00	Aa1	17,293,350
	Obligation Bonds, Election 2012 Series 2019D, 4.000%, 8/01/49
	Corona-Norco Unified School District, Riverside County, California, General Obligation
	Bonds, Election 2014, Series 2019C:
7,860	3.000%, 8/01/44	8/28 at 100.00	AA–	8,386,306
5,585	4.000%, 8/01/49	8/28 at 100.00	AA–	6,438,891
7,500	Desert Community College District, Riverside County, California, General Obligation	2/26 at 100.00	AA	9,091,350
	Bonds, Refunding Series 2016, 5.000%, 8/01/37
3,300	Evergreen School District, Santa Clara County, California, General Obligation Bonds,	8/28 at 100.00	Aa2	4,112,163
	Election of 2014, Series 2018, 5.000%, 8/01/46
5,150	Hacienda La Puente Unified School District Facilities Financing Authority, California,	No Opt. Call	AA	6,409,278
	General Obligation Revenue Bonds, Series 2007, 5.000%, 8/01/26 – AGM Insured
3,000	Hacienda La Puente Unified School District, Los Angeles County, California, General	8/27 at 100.00	AAA	3,410,760
	Obligation Bonds, 2016 Election, Series 2017A, 4.000%, 8/01/47
5,630	Lake Tahoe Unified School District, El Dorado County, California, General Obligation	No Opt. Call	AA	5,810,498
	Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured (6)
4,650	Long Beach Unified School District, Los Angeles County, California, General Obligation	8/29 at 100.00	Aa2	4,905,843
	Bonds, Election of 2016, Series 2019B, 3.000%, 8/01/41
13,465	Los Angeles Unified School District, Los Angeles County, California, General Obligation	7/30 at 100.00	AA+	15,942,560
	Bonds, Refunding Series 2020RYQ, 4.000%, 7/01/44
5,050	Manhattan Beach Unified School District, Los Angeles County, California, General	9/28 at 100.00	Aa1	5,952,738
	Obligation Bonds, Election 2016 Measure EE Series 2018A, 4.000%, 9/01/46
4,100	Monrovia Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	Aa3	3,794,345
	Bonds, Series 2001B, 0.000%, 8/01/27 – FGIC Insured
3,100	Mount San Antonio Community College District, Los Angeles County, California, General	8/29 at 100.00	Aa1	3,634,502
	Obligation Bonds, Election of 2018, Series 2019A, 4.000%, 8/01/49
10,765	North Orange County Community College District, California, General Obligation Bonds,	No Opt. Call	AA+	10,065,706
	Election of 2002 Series 2003B, 0.000%, 8/01/27 – FGIC Insured
14,655	Ontario-Montclair School District, San Bernardino County, California, General Obligation	8/27 at 100.00	Aa2	16,651,011
	Bonds, Election of 2016, Series 2019B, 4.000%, 8/01/48
1,815	Orland Joint Unified School District, Glenn and Tehama Counties, California, General	8/37 at 100.00	AA	1,617,292
	Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51 (6)
7,495	Palmdale School District, Los Angeles County, California, General Obligation Bonds, 2016	8/27 at 100.00	AAA	9,313,961
	Election Series 2017A, 5.250%, 8/01/42
10,330	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital	No Opt. Call	A2	7,171,396
	Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/35
5,000	Paramount Unified School District, Los Angeles County, California, General Obligation	2/33 at 100.00	Aa3	6,348,150
	Bonds, Election 2006 Series 2011, 0.000%, 8/01/45 (6)
28,000	San Bernardino Community College District, California, General Obligation Bonds,	No Opt. Call	Aa1	14,188,160
	Election of 2008 Series 2009B, 0.000%, 8/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 4,250	San Diego Community College District, San Diego County, California, General Obligation	8/26 at 100.00	AAA	$ 5,184,660
	Bonds, Refunding Series 2016, 5.000%, 8/01/41
5,690	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds,	8/29 at 100.00	AAA	6,090,348
	Election of 2016, Green Series 2019B-1, 3.000%, 8/01/49
21,000	San Marcos Unified School District, San Diego County, California, General Obligation	No Opt. Call	AA–	9,083,550
	Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51
20,220	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	25,709,325
	Election 2014 Series 2018B, 5.000%, 9/01/45
1,220	San Mateo Union High School District, San Mateo County, California, General Obligation	9/41 at 100.00	Aaa	1,127,060
	Bonds, Election 2010 Series 2011A, 0.000%, 7/01/51 (6)
4,970	San Rafael City High School District, Marin County, California, General Obligation	No Opt. Call	AA+	4,628,014
	Bonds, Series 2004B, 0.000%, 8/01/27 – FGIC Insured
8,700	Santa Ana College Improvement District 1, Orange County, California, General Obligation	8/27 at 100.00	AA	9,979,596
	Bonds, Rancho Santiago Community College District, Election of 2012, Series 2017B,
	4.000%, 8/01/41
6,725	Santa Barbara Unified School District, Santa Barbara County, California, General	8/28 at 100.00	Aa1	8,402,417
	Obligation Bonds, School Facilities Improvement District 1, Election of 2016, Series 2019B,
	5.000%, 8/01/44
2,200	Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo	No Opt. Call	Aa3	2,537,458
	Counties, California, General Obligation Bonds, Series 2003B, 5.625%, 8/01/24 – AGM Insured
	Sonoma County Junior College District, California, General Obligation Bonds, Election
	2014 Series 2019B:
7,285	3.000%, 8/01/37	8/29 at 100.00	AA	7,980,353
4,650	3.000%, 8/01/41	8/29 at 100.00	AA	4,975,546
4,175	Southwestern Community College District, San Diego County, California, General	No Opt. Call	Aa2	4,022,988
	Obligation Bonds, Election of 2000, Series 2004, 0.000%, 8/01/25 – FGIC Insured
5,530	Stockton Unified School District, San Joaquin County, California, General Obligation	8/37 at 100.00	AA	6,755,448
	Bonds, Election 2008 Series 2011D, 0.000%, 8/01/50 – AGM Insured (6)
26,000	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds,	No Opt. Call	AA	28,201,420
	Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured (6)
	Washington Township Health Care District, Alameda County, California, General Obligation
	Bonds, 2004 Election Series 2013B:
4,740	5.500%, 8/01/38	8/24 at 100.00	A1	5,383,408
4,830	5.500%, 8/01/40	8/24 at 100.00	A1	5,471,086
	Washington Township Health Care District, Alameda County, California, General Obligation
	Bonds, 2012 Election Series 2013A:
4,355	5.500%, 8/01/38	8/24 at 100.00	A1	4,946,148
3,500	5.500%, 8/01/40	8/24 at 100.00	A1	3,964,555
2,015	Wiseburn School District, Los Angeles County, California, General Obligation Bonds,	8/22 at 100.00	Aa2	2,187,041
	Series 2012C, 5.000%, 8/01/26
140,160	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	142,567,949
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (6)
743,025	Total Tax Obligation/General			787,843,749
	Tax Obligation/Limited – 25.9% (16.7% of Total Investments)
1,675	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area	9/25 at 100.00	N/R	1,881,712
	19A, Series 2015B, 5.000%, 9/01/35
1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%,	10/20 at 100.00	N/R	1,665,261
	10/01/36 – AMBAC Insured
2,125	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project	10/20 at 100.00	AA	2,133,649
	Area, Series 2003, 5.500%, 10/01/23 – RAAI Insured
21,255	California Infrastructure and Economic Development Bank, Infrastructure State Revolving	10/26 at 100.00	AAA	25,989,339
	Fund Revenue Bonds, Series 2016A, 5.000%, 10/01/41
1,175	California Infrastructure and Economic Development Bank, Lease Revenue Bonds, California	8/29 at 100.00	AA	1,520,838
	State Teachers Retirement System Headquarters Expansion, Green Bond-Climate Bond Certified
	Series 2019, 5.000%, 8/01/38

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 4,000	California Infrastructure and Economic Development Bank, Lease Revenue Bonds, California	8/29 at 100.00	AA	$ 5,053,840
	State Teachers Retirement System Headquarters Expansion, Green Bond-Climate Bond Certified
	Series 2019, 5.000%, 8/01/49
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &
	Rehabilitation, Series 2013G:
10,690	5.250%, 9/01/30	9/23 at 100.00	Aa3	12,187,028
18,135	5.250%, 9/01/32	9/23 at 100.00	Aa3	20,599,002
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &
	Rehabilitation, Various Correctional Facilities Series 2013F:
8,685	5.250%, 9/01/31	9/23 at 100.00	Aa3	9,884,572
1,450	5.250%, 9/01/33	9/23 at 100.00	Aa3	1,644,706
10,525	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/24 at 100.00	Aa3	12,213,526
	Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39
17,395	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	10/24 at 100.00	Aa3	20,237,691
	California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	3/23 at 100.00	Aa3	1,111,590
	California, Various Projects Series 2013A, 5.000%, 3/01/30
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	6/23 at 100.00	Aa3	1,118,650
	California, Yuba City Courthouse, Series 2013D, 5.000%, 6/01/32
2,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	4/22 at 100.00	Aa3	2,830,227
	Series 2012A, 5.000%, 4/01/33
3,770	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/22 at 100.00	Aa3	4,112,618
	Series 2012G, 5.000%, 11/01/37
9,950	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	Aa3	11,233,251
	Series 2013I, 5.000%, 11/01/38
13,520	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	9/24 at 100.00	Aa3	15,689,014
	Series 2014E, 5.000%, 9/01/39
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige	9/22 at 100.00	A+	1,084,680
	Heights, Refunding Series 2012, 5.000%, 9/01/32
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Refunding Series 2015A:
3,250	5.000%, 6/01/40	6/25 at 100.00	Aa3	3,783,195
86,320	5.000%, 6/01/45	6/25 at 100.00	Aa3	99,790,236
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/23 at 100.00	Aa3	1,112,630
	Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/30
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
9,000	5.000%, 11/15/29	11/25 at 100.00	BB	10,051,110
11,000	5.000%, 11/15/35	11/25 at 100.00	BB	12,119,470
2,050	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment	No Opt. Call	N/R	2,220,089
	Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured
	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2014A:
530	5.000%, 9/01/29	9/24 at 100.00	A+	611,800
1,900	5.000%, 9/01/30	9/24 at 100.00	A+	2,184,544
1,220	5.000%, 9/01/31	9/24 at 100.00	A+	1,396,046
1,955	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2015A,	9/25 at 100.00	A+	2,241,603
	5.000%, 9/01/43
810	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds,	9/25 at 100.00	N/R	899,627
	Refunding Series 2015, 5.000%, 9/01/40
1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment	9/25 at 100.00	N/R	1,112,180
	District, Series 2015, 5.000%, 9/02/40
14,930	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont	10/20 at 100.00	Aa2	14,976,432
	Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales
	Tax Revenue Bonds, Senior Series 2016A:
5,125	5.000%, 6/01/36	6/26 at 100.00	AAA	6,298,830
5,620	5.000%, 6/01/37	6/26 at 100.00	AAA	6,893,042

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 5,210	Los Angeles County Metropolitan Transportation Authority, California, Proposition A	7/27 at 100.00	AAA	$ 6,489,263
	First Tier Senior Sales Tax Revenue Bonds, Green Series 2017A, 5.000%, 7/01/41
	Los Angeles County Metropolitan Transportation Authority, California, Proposition C
	Sales Tax Revenue Bonds, Senior Lien Series 2017A:
10,455	5.000%, 7/01/38	7/27 at 100.00	AAA	13,097,919
3,995	5.000%, 7/01/39	7/27 at 100.00	AAA	4,993,390
15,615	5.000%, 7/01/42	7/27 at 100.00	AAA	19,409,601
9,045	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	8/22 at 100.00	AA+	9,698,501
	Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42
2,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	12/29 at 100.00	AA+	2,524,780
	Series 2019E-1, 5.000%, 12/01/49
	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,
	Subordinate Lien Series 2011A:
1,625	6.750%, 9/01/26	9/21 at 100.00	A	1,718,421
750	7.000%, 9/01/31	9/21 at 100.00	A	789,413
1,835	Modesto, California, Special Tax Bonds, Community Facilties District 2004-1 Village One	9/24 at 100.00	BBB+	2,085,184
	2, Refunding Series 2014, 5.000%, 9/01/31
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series	10/20 at 100.00	A+	1,004,100
	2009, 7.000%, 3/01/34
19,390	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	No Opt. Call	Baa2	22,266,506
	Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
11,310	5.250%, 9/01/30	9/23 at 100.00	N/R	12,389,539
10,145	5.750%, 9/01/39	9/23 at 100.00	N/R	11,073,876
1,650	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	1,806,981
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
8,940	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	10/20 at 100.00	N/R	9,038,251
8,750	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	AA–	8,580,775
	Development Project, Series 1999, 0.000%, 8/01/23 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
141	4.500%, 7/01/34	7/25 at 100.00	N/R	149,232
143	4.550%, 7/01/40	7/28 at 100.00	N/R	152,292
52,032	5.000%, 7/01/58	7/28 at 100.00	N/R	55,554,566
43	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	44,581
	Restructured Cofina Project Series 2019A-2, 4.536%, 7/01/53
3,500	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation	9/24 at 100.00	AA+	4,041,940
	Bonds, Rancho Redevelopment Project, Series 2014, 5.000%, 9/01/30
1,500	Redding Redevelopment Agency, California, Tax Allocation Bonds, Canby-Hilltop-Cypress	8/20 at 100.00	A+	1,500,000
	Area Project, Series 2003A, 5.000%, 9/01/20 – NPFG Insured
960	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	1,024,925
	Project Area, Series 2011B, 6.500%, 10/01/25
5,000	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds,	12/27 at 100.00	AA+	6,315,900
	Refunding Limited Tax Series 2017B, 5.000%, 6/01/39
	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake
	Hill Crest, Series 2012:
990	5.000%, 9/01/29	9/22 at 100.00	N/R	1,052,934
2,615	5.000%, 9/01/35	9/22 at 100.00	N/R	2,749,594
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8
	Scott Road, Series 2013:
555	5.000%, 9/01/30	9/22 at 100.00	N/R	587,939
710	5.000%, 9/01/42	9/22 at 100.00	N/R	742,404
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark,
	Refunding Series 2015:
385	5.000%, 9/01/31	9/25 at 100.00	N/R	439,766
575	5.000%, 9/01/37	9/25 at 100.00	N/R	644,495

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 5,500	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment	10/26 at 100.00	AA	$ 6,721,495
	District 2 Bonds, Series 2016A, 5.000%, 10/01/41
	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment
	District 2 Bonds, Series 2020:
2,540	4.000%, 10/01/40	10/30 at 100.00	AA	3,040,939
8,245	4.000%, 10/01/43	10/30 at 100.00	AA	9,782,692
	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A:
190	5.400%, 11/01/20 – NPFG Insured	No Opt. Call	AA–	191,575
1,705	5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	AA–	1,719,134
4,250	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged	No Opt. Call	A	3,308,455
	Downtown Sacramento and Oak Park Projects, Series 2005A, 0.000%, 12/01/31 – FGIC Insured
	San Buenaventura Redevelopment Agency, California, Tax Allocation Bonds, Merged Project
	Areas, Series 2008:
1,000	7.750%, 8/01/28	10/20 at 100.00	A	1,005,440
1,325	8.000%, 8/01/38	10/20 at 100.00	A	1,332,301
620	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	689,831
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
8,855	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/26 at 100.00	AAA	10,639,637
	Bonds, Limited Tax Series 2016A, 5.000%, 4/01/48
5,000	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds,	7/27 at 100.00	AA+	5,276,600
	Series 2019A, 3.000%, 7/01/44
1,935	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	2,055,976
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax	8/26 at 100.00	A	5,862,100
	Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%,
	8/01/41 – NPFG Insured
255	San Francisco, California, Community Facilities District 6, Mission Bay South Public	8/22 at 100.00	N/R	268,421
	Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33
1,315	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	4/21 at 100.00	N/R	1,357,711
	2011, 7.000%, 10/01/26
2,500	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community	9/25 at 103.00	N/R	2,789,100
	Facility District 99-02, Series 2018A, 5.000%, 9/01/37
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities
	District 16-01, Series 2017:
1,565	5.500%, 9/01/27, 144A	No Opt. Call	N/R	1,664,456
1,455	5.750%, 9/01/32, 144A	9/27 at 100.00	N/R	1,577,526
5,560	6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	5,956,094
1,350	Temecula Valley Unified School District, Riverside County, California, Special Tax	9/22 at 100.00	N/R	1,422,320
	Bonds, Community Facilities District 2002-1 Improvement Area 1, Series 2012, 5.000%, 9/01/33
4,085	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series	4/30 at 100.00	A–	5,059,518
	2020A, 5.000%, 10/01/49
1,565	Tustin, California, Special Tax Bonds, Community Facilities District 06-1 Tustin	9/25 at 100.00	A–	1,848,312
	Legacy/Columbus Villages, Refunding Series 2015A, 5.000%, 9/01/32
6,870	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment	10/20 at 100.00	Baa2	7,013,995
	Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured
1,620	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	AA	1,746,198
	Series 2012A, 5.000%, 10/01/32 – AGM Insured
1,280	William S Hart School Financing Authority, California, Refunding Revenue Bonds, Series	9/23 at 100.00	A	1,416,038
	2013, 5.000%, 9/01/34
533,814	Total Tax Obligation/Limited			603,594,960

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 22.7% (14.7% of Total Investments)
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second
	Subordinate Lien Series 2016B:
$ 6,990	5.000%, 10/01/34	10/26 at 100.00	BBB+	$ 8,170,261
5,445	5.000%, 10/01/36	10/26 at 100.00	BBB+	6,325,838
9,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/29 at 100.00	AA–	11,785,605
	Subordinate Series 2019S-H, 5.000%, 4/01/49
3,500	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB–	4,005,190
	Series 2018A, 5.000%, 12/31/47 (AMT)
2,295	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	B+	2,296,607
	Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)
20,725	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	23,537,590
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43
45,735	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	A–	50,920,434
	Refunding Series 2013A, 5.750%, 1/15/46
1,200	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	AA	1,387,656
870	Long Beach, California, Harbor Revenue Bonds, Series 2017C, 5.000%, 5/15/47	5/27 at 100.00	AA	1,031,951
10,840	Long Beach, California, Harbor Revenue Bonds, Series 2019A, 5.000%, 5/15/44	5/29 at 100.00	Aa2	13,423,931
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Senior Lien Series 2015D:
2,600	5.000%, 5/15/31 (AMT)	5/25 at 100.00	Aa2	3,036,150
11,420	5.000%, 5/15/33 (AMT)	5/25 at 100.00	Aa2	13,245,144
3,000	5.000%, 5/15/36 (AMT)	5/25 at 100.00	Aa2	3,458,790
11,335	5.000%, 5/15/41 (AMT)	5/25 at 100.00	Aa2	12,963,386
10,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/30 at 100.00	Aa2	12,448,000
	Airport, Senior Lien Series 2020C, 5.000%, 5/15/39 (AMT)
1,500	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/26 at 100.00	Aa3	1,761,690
	Airport, Subordinate Lien Series 2016A, 5.000%, 5/15/35 (AMT)
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Subordinate Lien Series 2016B:
1,765	5.000%, 5/15/30 (AMT)	5/26 at 100.00	Aa3	2,109,969
1,000	5.000%, 5/15/34 (AMT)	5/26 at 100.00	Aa3	1,177,540
6,835	5.000%, 5/15/46 (AMT)	5/26 at 100.00	Aa3	7,865,786
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Subordinate Lien Series 2017A:
13,680	5.000%, 5/15/42 (AMT)	5/27 at 100.00	Aa3	16,129,541
11,900	5.000%, 5/15/47 (AMT)	5/27 at 100.00	Aa3	13,936,090
4,850	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	Aa3	5,791,482
	Airport, Subordinate Lien Series 2018A, 5.000%, 5/15/44 (AMT)
22,015	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	11/27 at 100.00	Aa3	26,129,383
	Airport, Subordinate Lien Series 2018C, 5.000%, 5/15/44 (AMT)
1,250	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	Aa3	1,519,050
	Airport, Subordinate Lien Series 2018D, 5.000%, 5/15/43 (AMT)
1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	11/28 at 100.00	Aa3	1,251,360
	Airport, Subordinate Lien Series 2019D, 5.000%, 5/15/32 (AMT)
5,485	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	11/28 at 100.00	Aa3	6,751,267
	Airport, Subordinate Lien Series 2019E, 5.000%, 5/15/44
2,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	Aa3	2,479,320
	Airport, Subordinate Lien Series 2019F, 5.000%, 5/15/36 (AMT)
5,000	Los Angeles Harbors Department, California, Revenue Bonds, Refunding Series 2014B,	8/24 at 100.00	AA	5,712,350
	5.000%, 8/01/44
	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C:
1,160	5.000%, 8/01/34	8/24 at 100.00	AA	1,341,737
1,575	5.000%, 8/01/35	8/24 at 100.00	AA	1,820,669
1,865	5.000%, 8/01/36	8/24 at 100.00	AA	2,152,247
6,610	5.000%, 8/01/44	8/24 at 100.00	AA	7,551,727

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P:
$ 4,895	5.000%, 5/01/29 (AMT)	5/22 at 100.00	A+	$ 5,229,867
7,340	5.000%, 5/01/31 (AMT)	5/22 at 100.00	A+	7,825,908
1,000	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	A	1,091,220
	Series 2013A, 5.750%, 6/01/44
735	Sacramento Regional Transit District, California, Farebox Revenue Bonds, Refunding	9/20 at 100.00	A–	735,390
	Series 2012, 5.000%, 3/01/42
5,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/29 at 100.00	A+	6,263,350
	Refunding Subordinate Series 2019A, 5.000%, 7/01/39
9,550	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Senior	7/23 at 100.00	AA–	10,362,227
	Series 2013B, 5.000%, 7/01/43 (AMT)
5,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A1	5,901,950
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
22,930	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A1	26,699,004
	International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46
4,500	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/24 at 100.00	A1	5,075,820
	International Airport, Second Series 2014B, 5.000%, 5/01/44
50,075	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A1	57,754,001
	International Airport, Second Series 2016B, 5.000%, 5/01/46 (AMT)
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2017A:
2,500	5.250%, 5/01/42 (AMT)	5/27 at 100.00	A1	3,003,025
19,965	5.000%, 5/01/47 (AMT)	5/27 at 100.00	A	23,444,301
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2018D:
37,935	5.000%, 5/01/43 (AMT)	5/28 at 100.00	A1	45,387,710
20,000	5.250%, 5/01/48 (AMT)	5/28 at 100.00	A1	24,191,200
9,350	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/28 at 100.00	A1	11,225,797
	International Airport, Second Series 2018E, 5.000%, 5/01/48
2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/29 at 100.00	A1	2,428,880
	International Airport, Second Series 2019A, 5.000%, 5/01/44 (AMT)
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2019E:
4,900	5.000%, 5/01/39 (AMT)	5/29 at 100.00	A1	6,026,951
3,335	5.000%, 5/01/40 (AMT)	5/29 at 100.00	A1	4,091,145
	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A:
3,250	5.000%, 3/01/36 (AMT)	3/27 at 100.00	A	3,848,812
3,000	5.000%, 3/01/37 (AMT)	3/27 at 100.00	A	3,542,610
452,205	Total Transportation			527,646,909
	U.S. Guaranteed – 12.7% (8.2% of Total Investments) (7)
3,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 7.250%,	3/21 at 100.00	N/R	3,103,050
	3/01/36 (Pre-refunded 3/01/21)
5,705	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	AA–	6,452,526
	Series 2013S-4, 5.250%, 4/01/48 (Pre-refunded 4/01/23)
	California Educational Facilities Authority, Revenue Bonds, University of San Francisco,
	Series 2011:
2,120	6.125%, 10/01/36 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R	2,253,115
2,205	6.125%, 10/01/36 (Pre-refunded 10/01/21)	10/21 at 100.00	A2	2,343,452
1,700	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	N/R	2,029,154
	Services, Refunding Series 2014A, 5.000%, 10/01/38 (Pre-refunded 10/01/24)
5,360	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San	No Opt. Call	AA+	6,074,381
	Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/23 – AGM Insured (ETM)
6,450	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	N/R	6,808,168
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46 (Pre-refunded 7/01/21)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$ 2,915	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage	No Opt. Call	AA+	$ 3,008,717
	Revenue Bonds, Series 1988, 8.250%, 6/01/21 (AMT) (ETM)
4,265	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System	3/22 at 100.00	AA–	4,568,242
	Financing, Series 2012, 5.000%, 9/01/41 (Pre-refunded 3/01/22)
45,725	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	A–	54,558,155
	Refunding Series 2013A, 6.000%, 1/15/53 (Pre-refunded 1/15/24)
4,000	Hesperia Unified School District, San Bernardino County, California, Certificates of	2/23 at 100.00	AA	4,455,920
	Participation, Series 2013A, 5.000%, 2/01/38 (Pre-refunded 2/01/23) – BAM Insured
	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
275	5.125%, 1/01/32 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	279,472
525	5.200%, 1/01/34 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	533,668
125	5.250%, 1/01/35 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	127,085
250	5.250%, 1/01/37 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	254,170
15,615	5.250%, 1/01/42 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	15,875,458
	National City Community Development Commission, California, Tax Allocation Bonds,
	National City Redevelopment Project, Series 2011:
4,450	6.500%, 8/01/24 (Pre-refunded 8/01/21)	8/21 at 100.00	A	4,705,341
3,000	7.000%, 8/01/32 (Pre-refunded 8/01/21)	8/21 at 100.00	A	3,185,010
7,500	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series	12/21 at 100.00	N/R	8,035,650
	2011A, 6.000%, 12/01/40 (Pre-refunded 12/01/21)
1,655	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A–	1,762,426
	Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)
5,840	Orange County Water District, California, Revenue Certificates of Participation, Series	No Opt. Call	N/R	7,723,283
	1999A, 5.375%, 8/15/29 (ETM)
905	Orange County Water District, California, Revenue Certificates of Participation, Series	8/32 at 100.00	N/R	1,300,548
	2003B, 5.000%, 8/15/34 (Pre-refunded 8/15/32) – NPFG Insured
2,370	Oxnard School District, Ventura County, California, General Obligation Bonds, Election	8/23 at 100.00	AA	2,702,582
	2012 Series 2013B, 5.000%, 8/01/43 (Pre-refunded 8/01/23) – AGM Insured
2,575	Oxnard School District, Ventura County, California, General Obligation Bonds, Refunding	2/22 at 103.00	A+	2,852,122
	Series 2001A, 5.750%, 8/01/30 (Pre-refunded 2/01/22) – NPFG Insured
9,385	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation	8/23 at 100.00	Aa3	10,701,997
	Bonds, Refunding Election 2012 Series 2013A, 5.000%, 8/01/43 (Pre-refunded 8/01/23)
39,485	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1	39,863,266
	2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)
1,290	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding	No Opt. Call	AA+	1,436,093
	Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)
2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E,	No Opt. Call	C	2,615,720
	6.000%, 8/01/26 (ETM)
5,335	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	5,628,158
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
6,750	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215	10/20 at 100.00	N/R	6,784,560
	Corridor Redevelopment Project Area, Series 2010E, 6.500%, 10/01/40 (Pre-refunded 10/01/20)
2,885	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series	10/20 at 100.00	A2	2,898,588
	2010A, 6.000%, 10/01/39 (Pre-refunded 10/01/20)
1,460	Rohnert Park Community Development Commission, California, Tax Allocation Bonds,	10/20 at 100.00	Baa2	1,506,676
	Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured (ETM)
5,825	Sacramento, California, Wastewater Revenue Bonds, Series 2013, 5.000%, 9/01/42	9/23 at 100.00	AA	6,645,043
	(Pre-refunded 9/01/23)
6,500	San Diego Community College District, California, General Obligation Bonds, Refunding	8/21 at 100.00	AAA	6,788,990
	Series 2011, 5.000%, 8/01/41 (Pre-refunded 8/01/21)
2,135	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	2,298,755
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
5,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/24 at 100.00	AAA	5,816,850
	Bonds, Series 2014A, 5.000%, 4/01/44 (Pre-refunded 4/01/24)

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$ 5,580	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/21 at 100.00	Aa2	$ 5,895,940
	Bonds, Series 2011A, 5.000%, 11/01/41 (Pre-refunded 11/01/21) (UB) (8)
780	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A–	801,193
	Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue
	Bonds, Mission Bay South Redevelopment Project, Series 2011D:
785	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	806,635
980	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	1,007,009
	San Mateo Union High School District, San Mateo County, California, General Obligation
	Bonds, Election 2010 Series 2011A:
220	5.000%, 9/01/42 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	230,448
1,895	5.000%, 9/01/42 (Pre-refunded 9/01/21)	9/21 at 100.00	Aaa	1,986,945
7,860	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged	3/21 at 100.00	N/R	8,117,729
	Project Area, Series 2011A, 6.750%, 9/01/28 (Pre-refunded 3/01/21)
6,245	Southwestern Community College District, San Diego County, California, General	8/21 at 100.00	Aa2	6,536,954
	Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36 (Pre-refunded 8/01/21)
2,475	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation	8/21 at 100.00	N/R	2,625,975
	Housing Bonds Series 2011A, 7.000%, 8/01/39 (Pre-refunded 8/01/21)
1,200	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series	3/21 at 100.00	N/R	1,243,332
	2011, 7.500%, 9/01/39 (Pre-refunded 3/01/21)
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,	12/21 at 100.00	A+	1,082,570
	Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33 (Pre-refunded 12/01/21)
8,760	University of California Regents, Medical Center Pooled Revenue Bonds, Series 2013J,	5/23 at 100.00	AA–	9,936,468
	5.250%, 5/15/31 (Pre-refunded 5/15/23)
10,700	Upland, California, Certificates of Participation, San Antonio Community Hospital,	1/21 at 100.00	BBB	10,903,300
	Series 2011, 6.500%, 1/01/41 (Pre-refunded 1/01/21)
	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A:
865	6.000%, 9/01/26 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	914,504
1,420	6.500%, 9/01/32 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	1,507,898
4,000	Yuba Community College District, California, General Obligation Bonds, Election 2006	8/21 at 100.00	Aa2	4,187,000
	Series 2011C, 5.250%, 8/01/47 (Pre-refunded 8/01/21)
271,345	Total U.S. Guaranteed			295,760,291
	Utilities – 14.8% (9.6% of Total Investments)
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,
	Poseidon Resources Channelside LP Desalination Project, Series 2012:
3,925	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	BBB	4,095,777
65,500	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	BBB	68,075,460
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,
	Series 2007A:
14,140	5.000%, 11/15/35	No Opt. Call	A+	19,278,476
7,610	5.500%, 11/15/37	No Opt. Call	A+	11,085,411
8,980	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/29 at 100.00	Aa2	11,505,805
	Refunding Series 2019D, 5.000%, 7/01/44
33,735	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	Aa2	36,355,535
	Series 2012B, 5.000%, 7/01/43
4,865	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/23 at 100.00	Aa2	5,509,175
	Series 2013B, 5.000%, 7/01/28
4,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/24 at 100.00	Aa2	4,527,840
	Series 2014B, 5.000%, 7/01/43
43,605	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	Aa2	53,219,030
	Series 2017A, 5.000%, 7/01/42
4,500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	Aa2	5,538,735
	Series 2017B, 5.000%, 7/01/38
53,615	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	Aa2	65,879,431
	Series 2017C, 5.000%, 7/01/47

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 10,650	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/28 at 100.00	Aa2	$ 13,420,278
	Series 2018A, 5.000%, 7/01/38
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,
	Series 2018D:
8,960	5.000%, 7/01/38	7/28 at 100.00	Aa2	11,441,830
8,215	5.000%, 7/01/39	7/28 at 100.00	Aa2	10,463,363
4,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/29 at 100.00	AA–	5,097,840
	Series 2019C, 5.000%, 7/01/49
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	Aa2	3,932,220
	Tender Option Bond Trust 3345 As Of 6/4/2015 Converted to Trust 2015-XF2047, 17.642%,
	7/01/43, 144A (IF) (8)
2,800	Sacremento Municipal Utility District, California, Electric Revenue Bonds, Series 2020H,	8/30 at 100.00	AA	3,464,916
	4.000%, 8/15/40
2,500	Sacremento Municipal Utility District, California, Electric Revenue Bonds, Tender Option	8/23 at 100.00	AA	3,725,500
	Bond Trust 2016-XG0060, 18.079%, 8/15/41, 144A (IF) (8)
	Southern California Public Power Authority, California, Revenue Bonds, Apex Power
	Project Series 2014A:
1,565	5.000%, 7/01/35	7/24 at 100.00	AA–	1,813,146
1,500	5.000%, 7/01/38	7/24 at 100.00	AA–	1,729,860
4,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series	No Opt. Call	A	5,334,320
	2007A, 5.000%, 11/01/33
291,665	Total Utilities			345,493,948
	Water and Sewer – 14.3% (9.2% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost
	Recovery Prepayment Program, Series 2013A:
2,000	5.000%, 10/01/27	4/23 at 100.00	AA–	2,248,600
6,010	5.000%, 10/01/29	4/23 at 100.00	AA–	6,738,773
7,000	5.000%, 10/01/34	4/23 at 100.00	AA–	7,787,360
3,050	California Department of Water Resources, Central Valley Project Water System Revenue	12/30 at 100.00	AAA	4,174,474
	Bonds, Series 2020BB, 5.000%, 12/01/35
5,000	California Infrastructure and Economic Development Bank Clean Water State Revolving Fund	4/28 at 100.00	AAA	6,309,650
	Revenue Bonds, Green Series 2018, 5.000%, 10/01/43
145	California Statewide Community Development Authority, Water and Wastewater Revenue	10/20 at 100.00	AA	145,584
	Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured
385	California Statewide Community Development Authority, Water and Wastewater Revenue	10/20 at 100.00	AA	386,544
	Bonds, Pooled Financing Program, Series 2004A, 5.250%, 10/01/24 – AGM Insured
2,500	Central Basin Municipal Water District, California, Certificates of Participation,	11/20 at 100.00	A2	2,518,000
	Tender Option Bond Trust 2016-XG0038 Formerly Tender Option Bond Trust 3152,
	17.580%, 8/01/39 – AGC Insured, 144A (IF) (8)
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,
	Water System Revenue Bonds, Green Series 2017A:
5,000	5.000%, 6/01/42	6/27 at 100.00	AAA	6,212,750
2,200	5.000%, 6/01/45	6/27 at 100.00	AAA	2,720,146
8,715	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/29 at 100.00	AAA	11,353,641
	Water System Revenue Bonds, Green Series 2019A, 5.000%, 6/01/44
10,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/24 at 100.00	AAA	11,552,600
	Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44
4,950	East Valley Water District Financing Authority, California, Refunding Revenue Bonds,	10/20 at 100.00	AA–	4,967,325
	Series 2010, 5.000%, 10/01/40
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2011A:
23,430	5.250%, 7/01/39 (UB) (8)	1/21 at 100.00	Aa2	23,794,571
2,000	5.000%, 7/01/41	1/21 at 100.00	AA+	2,029,000
2,355	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/22 at 100.00	AA+	2,549,217
	2012B, 5.000%, 7/01/37

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 24,070	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/24 at 100.00	AA+	$ 27,738,749
	2014A, 5.000%, 7/01/44
6,770	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/26 at 100.00	AA+	8,122,849
	2016A, 5.000%, 7/01/46
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/27 at 100.00	AA+	12,262,100
	2017A, 5.000%, 7/01/41
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/28 at 100.00	AA+	12,414,400
	2018A, 5.000%, 7/01/48
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series
	2018B:
2,000	5.000%, 7/01/38	7/28 at 100.00	AA+	2,562,560
6,650	5.000%, 7/01/48	7/28 at 100.00	AA+	8,358,784
15,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/30 at 100.00	Aa2	19,750,200
	2020A, 5.000%, 7/01/41
1,490	Los Angeles, California, Wastewater System Revenue Bonds, Green Series 2015C,	6/25 at 100.00	AA+	1,754,773
	5.000%, 6/01/45
4,420	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	5,487,121
	2017A, 5.250%, 6/01/47
5,000	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series	6/28 at 100.00	AA	6,243,250
	2018A, 5.000%, 6/01/48
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien
	Series 2013A:
1,245	5.000%, 6/01/34	6/23 at 100.00	AA	1,391,997
6,840	5.000%, 6/01/35	6/23 at 100.00	AA	7,641,648
	Mesa Water District, California, Certificates of Participation, Series 2020:
2,000	4.000%, 3/15/45	3/30 at 100.00	AAA	2,389,600
6,380	5.000%, 3/15/50	3/30 at 100.00	AAA	8,254,891
13,500	Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding	7/30 at 100.00	AAA	18,114,435
	Series 2020C, 5.000%, 7/01/40
14,700	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2020A,	10/29 at 100.00	AAA	19,064,577
	5.000%, 10/01/49
7,525	Moulton Niguel Water District, California, Certificates of Participation, Series 2019,	3/29 at 100.00	AAA	7,905,464
	3.000%, 9/01/44
3,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and	10/20 at 100.00	N/R	3,506,125
	Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured
3,195	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	10/20 at 100.00	CC	3,246,919
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
1,730	5.500%, 7/01/28	7/22 at 100.00	CC	1,810,012
6,390	5.750%, 7/01/37	7/22 at 100.00	CC	6,653,587
5,235	6.000%, 7/01/47	7/22 at 100.00	CC	5,464,031
2,525	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds,	No Opt. Call	AA	2,558,683
	Crossover Refunding Series 2001, 5.500%, 12/01/20 – AMBAC Insured
3,000	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds,	6/24 at 100.00	AA	3,502,140
	Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33
18,570	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds,	12/30 at 100.00	AA	24,591,880
	Sacramento Regional County Sanitation District, Series 2020A, 5.000%, 12/01/50
4,000	San Diego Public Facilities Financing Authority, California, Water Utility Revenue	8/26 at 100.00	Aa3	4,926,000
	Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/37
2,570	San Francisco City and County Public Utilities Commission, California, Wastewater	4/28 at 100.00	AA	3,215,841
	Revenue Bonds, Series 2018B, 5.000%, 10/01/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	San Francisco City and County Public Utilities Commission, California, Water Revenue
	Bonds, Tender Option Bond Trust 2015-XF0226:
$ 750	18.013%, 5/01/21, 144A (IF) (8)	No Opt. Call	Aa2	$ 992,220
750	18.013%, 11/01/28, 144A (IF) (8)	No Opt. Call	Aa2	919,853
	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds, Series 2015:
3,000	5.000%, 8/01/40	8/25 at 100.00	AA	3,587,310
1,600	5.000%, 8/01/45	8/25 at 100.00	AA	1,901,360
1,095	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds, Series	2/28 at 100.00	AA	1,247,830
	2018, 4.000%, 8/01/46
280,240	Total Water and Sewer			333,069,424
$ 3,250,140	Total Long-Term Investments (cost $3,211,283,463)			3,601,099,671
	Floating Rate Obligations – (0.9)%			(21,750,000)
	MuniFund Preferred Shares, net of deferred offering costs – (13.7)% (9)			(319,786,232)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (41.0)% (10)			(954,149,119)
	Other Assets Less Liabilities – 0.9%			21,905,065
	Net Asset Applicable to Common Shares – 100%			$ 2,327,319,385

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(9)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 8.9%.
(10)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 26.5%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
August 31, 2020 (Unaudited)

	NCA	NCB	NKX	NAC
Assets
Long-term investments, at value (cost $257,818,521, $41,744,382
$1,074,874,074 and $3,211,283,463, respectively)	$297,104,296	$48,577,035	$1,232,561,933	$3,601,099,671
Short-term investments, at value (cost approximates value)	—	1,200,000	—	—
Cash	1,771,516	4,198,505	—	—
Receivable for:
Interest	2,838,797	528,593	13,369,067	38,991,754
Investments sold	1,657,792	—	9,655,550	1,355,150
Deferred offering costs	—	—	185,000	—
Other assets	46,559	3,038	356,977	1,029,698
Total assets	303,418,960	54,507,171	1,256,128,527	3,642,476,273
Liabilities
Cash overdraft	—	—	9,514,964	9,410,292
Floating rate obligations	—	—	20,975,000	21,750,000
Payable for:
Dividends	700,973	111,125	2,491,836	7,303,505
Interest	—	—	93,690	54,165
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs
(liquidation preference $—, $—, $140,400,000 and $320,000,000, respectively)	—	—	139,986,601	319,786,232
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $—, $—, $292,200,000 and $957,600,000, respectively)	—	—	290,466,468	954,149,119
Accrued expenses:
Management fees	116,097	25,938	618,655	1,727,049
Custodian fees	19,695	10,247	53,315	126,659
Directors/Trustees fees	46,446	674	159,764	621,823
Professional fees	11,086	10,232	15,948	23,898
Deferred offering costs	—	—	159,912	—
Other	31,090	5,732	59,141	204,146
Total liabilities	925,387	163,948	464,595,294	1,315,156,888
Net Assets applicable to common shares	$302,493,573	$54,343,223	$791,533,233	$2,327,319,385
Common shares outstanding	28,090,999	3,302,961	47,520,334	144,735,059
Net asset value (“NAV”) per common share outstanding	$10.77	$16.45	$16.66	$16.08

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$280,910	$33,030	$475,203	$1,447,351
Paid-in surplus	266,288,699	47,218,878	636,947,679	1,965,695,235
Total distributable earnings	35,923,964	7,091,315	154,110,351	360,176,799
Net assets applicable to common shares	$302,493,573	$54,343,223	$791,533,233	$2,327,319,385
Authorized shares:
Common	250,000,000	Unlimited	Unlimited	Unlimited
Preferred	N/A	N/A	Unlimited	Unlimited

N/A – Fund is not authorized to issue Preferred shares.
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended August 31, 2020 (Unaudited)

	NCA	NCB	NKX	NAC
Investment Income	$5,414,032	$973,986	$22,867,722	$69,622,234
Expenses
Management fees	686,052	150,077	3,595,131	10,060,387
Interest expense and amortization of offering costs	—	—	2,247,685	7,550,879
Liquidity fees	—	—	1,067,349	2,395,229
Remarketing fees	—	—	343,540	295,506
Custodian fees	16,697	7,674	50,553	132,693
Directors/Trustees fees	4,521	807	18,263	54,188
Professional fees	14,899	10,591	53,339	99,162
Shareholder reporting expenses	14,205	4,982	23,131	54,699
Shareholder servicing agent fees	5,342	68	4,411	15,082
Stock exchange listing fees	3,796	3,305	6,419	19,554
Investor relations expenses	8,771	1,822	33,366	96,950
Other	9,248	4,933	58,969	104,259
Total expenses	763,531	184,259	7,502,156	20,878,588
Net investment income (loss)	4,650,501	789,727	15,365,566	48,743,646
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(118,904)	(152,312)	(2,309,690)	(8,154,581)
Change in net unrealized appreciation (depreciation) of investments	(7,849,577)	(1,406,988)	(27,072,907)	(86,534,890)
Net realized and unrealized gain (loss)	(7,968,481)	(1,559,300)	(29,382,597)	(94,689,471)
Net increase (decrease) in net assets applicable to
common shares from operations	$(3,317,980)	$(769,573)	$(14,017,031)	$(45,945,825)

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

	NCA		NCB
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/20	2/29/20	8/31/20	2/29/20
Operations
Net investment income (loss)	$4,650,501	$9,607,706	$789,727	$1,757,745
Net realized gain (loss) from investments	(118,904)	(14,989)	(152,312)	592,194
Change in net unrealized appreciation (depreciation) of investments	(7,849,577)	25,668,841	(1,406,988)	4,019,668
Net increase (decrease) in net assets applicable to common shares
from operations	(3,317,980)	35,261,558	(769,573)	6,369,607
Distributions to Common Shareholders
Dividends	(4,466,470)	(9,607,122)	(683,713)	(2,220,524)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(4,466,470)	(9,607,122)	(683,713)	(2,220,524)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	—	—	—	31,433
Net increase (decrease) in net assets applicable to common
shares from capital share transactions	—	—	—	31,433
Net increase (decrease) in net assets applicable to common shares	(7,784,450)	25,654,436	(1,453,286)	4,180,516
Net assets applicable to common shares at the beginning of period	310,278,023	284,623,587	55,796,509	51,615,993
Net assets applicable to common shares at the end of period	$302,493,573	$310,278,023	$54,343,223	$55,796,509

See accompanying notes to financial statements.

	NKX		NAC
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/20	2/29/20	8/31/20	2/29/20
Operations
Net investment income (loss)	$15,365,566	$30,142,314	$48,743,646	$94,354,321
Net realized gain (loss) from investments	(2,309,690)	3,171,600	(8,154,581)	5,206,326
Change in net unrealized appreciation (depreciation) of investments	(27,072,907)	95,928,915	(86,534,890)	248,933,863
Net increase (decrease) in net assets applicable to common shares
from operations	(14,017,031)	129,242,829	(45,945,825)	348,494,510
Distributions to Common Shareholders
Dividends	(15,111,466)	(29,367,566)	(45,157,337)	(93,354,113)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(15,111,466)	(29,367,566)	(45,157,337)	(93,354,113)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	—	—	—	—
Net increase (decrease) in net assets applicable to common
shares from capital share transactions	—	—	—	—
Net increase (decrease) in net assets applicable to common shares	(29,128,497)	99,875,263	(91,103,162)	255,140,397
Net assets applicable to common shares at the beginning of period	820,661,730	720,786,467	2,418,422,547	2,163,282,150
Net assets applicable to common shares at the end of period	$791,533,233	$820,661,730	$2,327,319,385	$2,418,422,547

See accompanying notes to financial statements.

Statement of Cash Flows
Six Months Ended August 31, 2020 (Unaudited)

	NKX	NAC
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(14,017,031)	$(45,945,825)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(57,966,404)	(399,018,377)
Proceeds from sales and maturities of investments	53,629,329	383,439,782
Amortization (Accretion) of premiums and discounts, net	1,181,798	6,268,292
Amortization of deferred offering costs	49,504	99,309
(Increase) Decrease in:
Receivable for interest	33,636	632,466
Receivable for investments sold	(5,746,883)	17,948,350
Other assets	(12,380)	(1,266)
Increase (Decrease) in:
Payable for interest	(19,407)	(20,551)
Payable for investments purchased - when-issued/delayed-delivery settlement	—	(7,242,943)
Accrued management fees	42,246	110,773
Accrued Directors/Trustees fees	6,594	14,170
Accrued professional fees	(32,351)	(43,007)
Accrued shelf offering costs	159,912	—
Accrued other expenses	37,001	72,552
Net realized (gain) loss from:
Investments	2,309,690	8,154,581
Paydowns	9,783	28,745
Change in net unrealized (appreciation) depreciation of investments	27,072,907	86,534,890
Net cash provided by (used in) operating activities	6,737,944	51,031,941
Cash Flow from Financing Activities:
(Payments for) deferred offering costs	(185,000)	—
Increase (Decrease) in:
Cash overdraft	8,416,823	(52,741)
Floating rate obligations	—	(5,830,000)
Cash distributions paid to common shareholders	(14,969,767)	(45,149,200)
Net cash provided by (used in) financing activities	(6,737,944)	(51,031,941)
Net Increase (Decrease) in Cash
Cash at the beginning of period	—	—
Cash at the end of period	—	—
Supplemental Disclosures of Cash Flow Information
Cash paid for interest (excluding amortization of offering costs)	$2,217,589	$7,472,122

See accompanying notes to financial statements.

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Financial Highlights (Unaudited)
Selected data for a common share outstanding throughout each period:

	Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Shelf Offering Costs		Premium per Share Sold through Shelf Offering		Ending NAV	Ending Share Price
NCA
Year Ended 2/28–2/29:
2021(d)	$11.05	$0.17	$(0.29)	$(0.12)	$(0.16)	$—	$(0.16)	$—		$—		$10.77	$10.58
2020	10.13	0.34	0.92	1.26	(0.34)	—	(0.34)	—		—		11.05	10.45
2019	10.19	0.34	(0.06)	0.28	(0.34)	—	(0.34)	—	*	—		10.13	9.42
2018	10.24	0.38	(0.03)	0.35	(0.40)	—	(0.40)	—		—	*	10.19	9.55
2017	10.56	0.42	(0.32)	0.10	(0.44)	—	(0.44)	—		0.02		10.24	10.21
2016	10.54	0.45	0.03	0.48	(0.47)	—	(0.47)	—		0.01		10.56	10.79
NCB
Year Ended 2/28–2/29:
2021(d)	16.89	0.24	(0.47)	(0.23)	(0.21)	—	(0.21)	—		—		16.45	15.41
2020	15.64	0.53	1.39	1.92	(0.55)	(0.12)	(0.67)	—		—		16.89	15.70
2019	15.90	0.66	(0.27)	0.39	(0.65)	—	(0.65)	—		—		15.64	16.00
2018	16.28	0.68	(0.10)	0.58	(0.83)	(0.13)	(0.96)	—		—		15.90	15.62
2017	17.23	0.77	(0.73)	0.04	(0.79)	(0.20)	(0.99)	—		—		16.28	16.70
2016	17.50	0.82	(0.05)	0.77	(0.81)	(0.23)	(1.04)	—		—		17.23	17.70

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(b)		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

(1.06)%	2.83%	$302,494	0.51	%**	3.09	%**	6%
12.63	14.67	310,278	0.52		3.22		8
2.82	2.31	284,624	0.62		3.38		38
3.45	(2.72)	286,121	0.56		3.67		23
1.12	(1.32)	285,491	0.58		4.00		25
4.81	6.08	279,880	0.64		4.35		10

(1.35)	(0.46)	54,343	0.68	**	2.94	**	4
12.52	2.31	55,797	0.71		3.27		25
2.50	6.77	51,616	0.76		4.17		27
3.56	(0.90)	52,469	0.77		4.14		8
0.25	0.10	53,601	0.74		4.52		23
4.57	12.91	56,673	0.74		4.78		8

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NCA		NCB
Year Ended 2/28–2/29:		Year Ended 2/28–2/29:
2021(d)	—%	2021(d)	—%
2020	—	2020	—
2019	—	2019	—
2018	—	2018	—
2017	0.01	2017	—
2016	0.01	2016	—

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(d)	For the six months ended August 31, 2020.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Premium per Share Sold through Shelf Offering		Discount per Share Repur- chased and Retired	Ending NAV	Ending Share Price
NKX
Year Ended 2/28-2/29:
2021(e)	$17.27	$0.32	$(0.61)	$(0.29)	$(0.32)	$—	$(0.32)	$—		$—	$16.66	$15.40
2020	15.17	0.63	2.09	2.72	(0.62)	—	(0.62)	—		—	17.27	15.53
2019	15.26	0.66	(0.11)	0.55	(0.65)	—	(0.65)	—		0.01	15.17	13.50
2018	15.35	0.72	(0.04)	0.68	(0.77)	—	(0.77)	—		—	15.26	13.97
2017	16.17	0.76	(0.71)	0.05	(0.83)	(0.04)	(0.87)	—		—	15.35	14.62
2016	15.95	0.82	0.27	1.09	(0.87)	—	(0.87)	—		—	16.17	15.63
NAC
Year Ended 2/28-2/29:
2021(e)	16.71	0.34	(0.66)	(0.32)	(0.31)	—	(0.31)	—		—	16.08	14.64
2020	14.95	0.65	1.76	2.41	(0.65)	—	(0.65)	—		—	16.71	15.09
2019	15.17	0.67	(0.22)	0.45	(0.68)	—	(0.68)	—		0.01	14.95	13.30
2018	15.31	0.73	(0.10)	0.63	(0.77)	—	(0.77)	—		—	15.17	13.49
2017	16.06	0.78	(0.66)	0.12	(0.87)	—	(0.87)	—	*	—	15.31	14.55
2016	15.96	0.88	0.15	1.03	(0.93)	—	(0.93)	—		—	16.06	15.84

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

(1.62)%	1.32%	$791,533	1.93	%**	3.95	%**	4%
18.23	19.88	820,662	2.27		3.91		11
3.73	1.45	720,786	2.50		4.34		28
4.42	0.51	728,662	2.24		4.58		14
0.21	(1.10)	732,649	1.83		4.70		25
7.09	12.93	771,466	1.48		5.22		20

(1.83)	(0.83)	2,327,319	1.82	**	4.25	**	11
16.37	18.54	2,418,423	2.26		4.11		11
3.01	3.79	2,163,282	2.42		4.48		30
4.19	(2.27)	2,201,952	1.97		4.71		14
0.63	(2.89)	2,221,595	1.77		4.93		23
6.73	9.79	1,724,746	1.42		5.62		15

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred (as further described below) on assets attributable to preferred shares issued by the Fund.

•  The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NKX		NAC
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2021(e)	0.94%	2021(e)	0.89%
2020	1.28	2020	1.33
2019	1.45	2019	1.45
2018	1.20	2018	1.02
2017	0.82	2017	0.79
2016	0.48	2016	0.48

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(e)	For the six months ended August 31, 2020.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

	iMTP Shares at the End of the Period		MFP Shares at the End of the Period		VMTP Shares at the End of the Period		VRDP Shares at the End of the Period		iMTP, MFP, VMTP and/or VRDP Shares at the End of the Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $5,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
NKX
Year Ended 2/28-2/29:
2021(a)	$—	$—	$140,400	$282,971	$—	$—	$292,200	$282,971	$2.83
2020	—	—	140,400	289,705	—	—	292,200	289,705	2.90
2019	—	—	140,400	266,617	—	—	292,200	266,617	2.67
2018	—	—	140,400	268,438	—	—	292,200	268,438	2.68
2017	36,000	13,468	—	—	—	—	396,600	269,359	2.69
2016	36,000	16,775	—	—	—	—	291,600	335,490	3.35

NAC
Year Ended 2/28-2/29:
2021(a)	—	—	320,000	282,163	—	—	957,600	282,163	2.82
2020	—	—	320,000	289,294	—	—	957,600	289,294	2.89
2019	—	—	320,000	269,324	—	—	957,600	269,324	2.69
2018	—	—	320,000	272,351	—	—	957,600	272,351	2.72
2017	—	—	—	—	145,000	301,487	957,600	301,487	3.01
2016	—	—	—	—	—	—	699,600	346,533	—

(a)	For the six months ended August 31, 2020.

See accompanying notes to financial statements.

Notes to
Financial Statements (Unaudited)
1. General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen California Municipal Value Fund, Inc. (NCA)
•	Nuveen California Municipal Value Fund 2 (NCB)
•	Nuveen California AMT-Free Quality Municipal Income Fund (NKX)
•	Nuveen California Quality Municipal Income Fund (NAC)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NCA was incorporated under the state laws of Minnesota on July 15, 1987. NCB, NKX and NAC were organized as Massachusetts business trusts on January 26, 2009, July 29, 2002 and December 1, 1998, respectively.
The end of the reporting period for the Funds is August 31, 2020, and the period covered by these Notes to Financial Statements is the six months ended August 31, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Merger
During August 2020, the Funds’ Board of Directors/Trustees (the “Board”) approved the merger of NCB (the “Target Fund”) into NCA (the “Acquiring Fund”) (the “Merger”). The Merger is intended to create one larger fund with lower operating expenses and increased trading volume on the exchange for common shares. The Merger is subject to customary conditions, including shareholder approval at annual shareholder meetings.
Upon the closing of the Merger, the Target Fund will transfer its assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund will then be liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Target Fund will become shareholders of the Acquiring Fund. Holders of common shares of the Target Fund will receive newly issued common shares of the Acquiring Fund, the aggregate NAV of which is equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Merger (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions

Notes to Financial Statements (Unaudited) (continued)
through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (the “Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes the amortization of premiums and accretion of discounts for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework –Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds’ investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

Notes to Financial Statements (Unaudited) (continued)
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NCA	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$297,104,296	$—	$297,104,296
NCB
Long-Term Investments*:
Municipal Bonds	$—	$48,577,035	$—	$48,577,035
Short-Term Investments*:
Municipal Bonds	—	1,200,000	—	1,200,000
Total	$—	$49,777,035	$—	$49,777,035
NKX
Long-Term Investments*:
Municipal Bonds	$—	$1,232,561,933	$—	$1,232,561,933
NAC
Long-Term Investments*:
Municipal Bonds	$—	$3,601,099,671	$—	$3,601,099,671

* Refer to the Fund’s Portfolio of Investments for industry classifications.
4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of

“Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NCA	NCB	NKX	NAC
Floating rate obligations: self-deposited Inverse Floaters	$—	$—	$20,975,000	$21,750,000
Floating rate obligations: externally-deposited Inverse Floaters	—	—	11,250,000	28,500,000
Total	$—	$—	$32,225,000	$50,250,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NCA	NCB	NKX	NAC
Average floating rate obligations outstanding	$—	$—	$20,975,000	$26,813,832
Average annual interest rate and fees	—%	—%	1.24%	1.22%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility for any of the Funds as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

Notes to Financial Statements (Unaudited) (continued)
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NCA	NCB	NKX	NAC
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—	$—	$20,975,000	$21,750,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	11,250,000	28,500,000
Total	$—	$—	$32,225,000	$50,250,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NCA	NCB	NKX	NAC
Purchases	$19,306,804	$2,093,424	$57,966,404	$399,018,377
Sales and maturities	17,242,060	2,064,448	53,629,329	383,439,782

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares
Common Shares
Common Shares Equity Shelf Programs and Offering Costs
The following Fund has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current fiscal period were as follows:

	Six Months
	Ended
	8/31/20
Additional authorized common shares	4,100,000	*
Common shares sold	—
Offering proceeds, net of offering cost	—

* Represents additional authorized common shares for the period July 10, 2020 through August 31, 2020.
Costs incurred by the Fund in connection with its initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “other expenses” on the Statement of Operations.
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

NCB
	Year	Year
	Ended	Ended
	8/31/20	2/29/20
Common shares issued to shareholders due to reinvestment of distributions	—	1,938

Preferred Shares
MuniFund Preferred Shares
NKX and NAC have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the MFP Share.
•  Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

Notes to Financial Statements (Unaudited) (continued)
•  Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.
•  Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, Shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement Operations.
For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Costs incurred connection with each Fund’s offering of MFP Shares were recorded as deferred charges and are amortized over the life of the shares and are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference	Liquidation Preference, net of deferred offering costs	Term Redemption Date	Mode	Mode Termination Date
NKX	A	1,404	$140,400,000	$139,986,601	10/01/47	VRRM	N/A
NAC	A	3,200	320,000,000	319,786,232	1/03/28	VRM	1/03/28*

* Subject to earlier termination by either the Fund or the holder.
The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:

	NKX	NAC
Average liquidation preference of MFP Shares outstanding	$140,400,000	$320,000,000
Annualized dividend rate	1.35%	1.22%

Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, NKX and NAC had $290,466,468 and $954,149,119 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the reporting period, were as follows:

		Shares	Remarketing	Liquidation
Fund	Series	Outstanding	Fees*	Preference	Maturity
NKX	2	355	0.10%	$35,500,000	June 1, 2040
	3	427	0.05	42,700,000	March 1, 2040
	4	1,090	0.10	109,000,000	December 1, 2040
	6	1,050	0.10	105,000,000	June 1, 2046
NAC	1	1,362	0.10%	$136,200,000	June 1, 2041
	2	910	0.10	91,000,000	December 1, 2040
	3	498	0.05	49,800,000	March 1, 2040
	4	1,056	0.10	105,600,000	December 1, 2042
	5	1,589	N/A	158,900,000	August 1, 2040
	6	1,581	0.10	158,100,000	August 1, 2040
	7	980	0.10	98,000,000	August 3, 2043
	8	1,600	N/A	160,000,000	November 6, 2026

*     Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
N/A Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
NAC’s Series 5 and Series 8 VRDP Shares are considered to be Special Rate VRDP, which are sold to institutional investors. The special rate period will expire on June 14, 2023 and November 6, 2026, for the Fund’s Series 5 and 8 VRDP Shares, respectively. The special rate period for NAC’s Series 8 VRDP Shares is subject to earlier termination by either the Fund or the holder. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarketing fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by designated liquidity provider, or the Board may approve a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NKX	NAC
Average liquidation preference of VRDP Shares outstanding	$292,200,000	$957,600,000
Annualized dividend rate	0.75%	1.10%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are being amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
The Funds did not have any transactions in preferred shares during the current and prior fiscal period.

Notes to Financial Statements (Unaudited) (continued)
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of NKX the AMT applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of August 31, 2020.

	NCA	NCB	NKX	NAC
Tax cost of investments	$258,000,313	$42,658,969	$1,053,811,151	$3,189,118,846
Gross unrealized:
Appreciation	$39,505,830	$7,137,400	$158,687,543	$394,359,189
Depreciation	(401,847)	(19,334)	(911,680)	(4,128,381)
Net unrealized appreciation (depreciation) of investments	$39,103,983	$7,118,066	$157,775,863	$390,230,808

Permanent differences, primarily due to distribution reallocations, federal taxes paid, paydowns, taxable market discount, and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 29, 2020, the Funds’ last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 29, 2020, the Funds’ last tax year end, were as follows:

	NCA	NCB	NKX	NAC
Undistributed net tax-exempt income[1]	$328,440	$—	$2,082,061	$2,475,457
Undistributed net ordinary income[2]	—	4,350	100,694	79,805
Undistributed net long-term capital gains	—	162,808	—	—

1 Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 3, 2020, paid on March 2, 2020.
2 Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended February 29, 2020 was designated for purposes of the dividends paid deduction as follows:

	NCA	NCB	NKX	NAC
Distributions from net tax-exempt income	$9,607,122	$1,817,209	$35,648,711	$117,845,124
Distributions from net ordinary income[2]	—	151,855	291,702	476,406
Distributions from net long-term capital gains	—	300,900	—	—

2 Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of February 29, 2020, the Funds’ last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NCA	NKX	NAC[5]
Not subject to expiration:
Short-term	$2,763,789	$1,294,688	$20,353,253
Long-term	—	—	—
Total	$2,763,789	$1,294,688	$20,353,253

5 A portion of NAC’s capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.
During the Funds’ last tax year ended February 29, 2020, the following Funds utilized capital loss carryforwards as follows:

	NCA	NKX	NAC
Utilized capital loss carryforwards	$3,587	$3,284,297	$5,415,205

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser, and for NCA a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
NCA pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.
The annual fund-level fee, payable monthly, for each Fund (excluding NCA) is calculated according to the following schedules:

NCB
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NKX
NAC
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

Notes to Financial Statements (Unaudited) (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets (net assets for NCA and NCB):

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen Funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of August 31, 2020, the complex-level fee for each Fund was 0.1574%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

	NCB	NKX	NAC
Purchases	$714,316	$2,358,425	$12,736,016
Sales	—	—	10,317,885

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Funds did not utilized this facility.

Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the interfund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Shareholder Update (Unaudited)
Changes Occurring During the Reporting Period
The following information in this semi-annual report is a summary of certain changes during the reporting period. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund
Amended and Restated By-Laws
On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of each Fund’s long-term shareholders, the Board of Trustees of NCB, NKX and NAC each adopted Amended and Restated By-Laws.
Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of a Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of a Fund in any of the following ranges:
(i)	one-tenth or more, but less than one-fifth of all voting power;
(ii)	one-fifth or more, but less than one-third of all voting power;
(iii)	one-third or more, but less than a majority of all voting power; or
(iv)	a majority or more of all voting power.

The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Funds’ Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the applicable Funds with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Fund
Information

Board of Directors/Trustees*
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Mathew Thornton III has been appointed to the Board of Directors/Trustees effective November 16, 2020.

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street	200 East Randolph Street	Company, N.A.
Boston, MA 02111	Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s Website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes –Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NCA	NCB	NKX	NAC
Common shares repurchased	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Boards of Trustees or Directors, as applicable (collectively, the “Board” and each Trustee or Director, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; overall market and regulatory developments; the management of leverage financing; and the secondary market trading of the closed-end funds and any actions to address discounts.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.

Annual Investment Management Agreement Approval Process (continued)
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A.   Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers); and providing leverage, capital and distribution management services.
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•  Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; reviewing and updating investment policies and benchmarks; and integrating certain investment teams and changing the portfolio managers serving various funds;
•  Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•  Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;
•  Risk Management and Valuation Services - continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•  Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•  Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•  Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

Annual Investment Management Agreement Approval Process (continued)
•  Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds; and
•  with respect specifically to closed-end funds, such initiatives also included:
•• Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, managing leverage exposure and costs through various providers, and managing and adapting tender option bond structures to comply with regulations and developing further relationships with leverage providers;
•• Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases as appropriate to address discounts, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
•• Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B.   The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.

The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade is reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen California Municipal Value Fund, Inc. (the “Municipal Value Fund”), the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2019. The Fund further ranked in the fourth quartile of its Performance Peer Group for the one-year period and third quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2019. The Board, however, recognized that the Performance Peer Group was classified as low in relevancy, in part, due to the use of leverage by various peers in the Performance Peer Group. With the market decline in

Annual Investment Management Agreement Approval Process (continued)
the first quarter of 2020, the Fund ranked in the first quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and second quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. The Fund further outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen California Municipal Value Fund 2 (the “Municipal Value Fund 2”), the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2019. The Fund further ranked in the fourth quartile of its Performance Peer Group for such periods. The Board, however, recognized that the Performance Peer Group was classified as low in relevancy, in part, due to the use of leverage by various peers in the Performance Peer Group. With the market decline in the first quarter of 2020, the Fund ranked in the second quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2020 and third quartile of its Performance Peer Group for the five-year period ended March 31, 2020. The Fund further outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen California AMT-Free Quality Municipal Income Fund (the “AMT-Free Quality Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund continued to outperform its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen California Quality Municipal Income Fund (the “Quality Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the one-, three-, and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund continued to outperform its benchmark and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
C.   Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the AMT-Free Quality Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that (a) the Municipal Value Fund and the Municipal Value Fund 2 each had a net management fee and a net expense ratio that were below the respective peer averages; (b) the Quality Fund had a net management fee that was in line with the peer average and a net expense ratio that was below the peer average; and (c) the AMT-Free Quality Fund had a net management fee and a net expense ratio that were slightly higher than the respective peer averages. The Independent Board Members noted that the AMT-Free Quality Fund’s net expense ratio was slightly higher than the peer average due, in part, to the composition of the peer group which included three Nuveen unleveraged funds.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the

Annual Investment Management Agreement Approval Process (continued)
differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D.   Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Board noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E.   Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the

Annual Investment Management Agreement Approval Process (continued)
applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F.   Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
ESA-A-0820D 1347347-INV-B-10/21

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Municipal Value Fund, Inc.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: November 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: November 6, 2020

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: November 6, 2020